File No. 333-_______

    As filed with the Securities and Exchange Commission on April 6, 2007

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM N-14
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     Pre-Effective Amendment No. __
                      Post-Effective Amendment No.
                       (Check appropriate box or boxes)

                             FEDERATED MDT SERIES
              (Exact Name of Registrant as Specified in Charter)

                                1-800-341-7400
                       (Area Code and Telephone Number)
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                   (Address of Principal Executive Offices)

                          John W. McGonigle, Esquire
                          Federated Investors Tower
                             1001 Liberty Avenue
                     Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)

                                  Copies to:

                         Matthew G. Maloney, Esquire
                            Dickstein Shapiro LLP
                             1825 Eye Street, NW
                             Washington, DC 20006
                                (202) 420-2218

           Approximate Date of Proposed Public Offering: As soon as
       practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

   Title of Securities Being Registered: Class A Shares, Class B Shares and
     Class C Shares, at par value, of Federated MDT Large Cap Growth Fund

It is proposed that this filing will become effective on May 7, 2007 pursuant to Rule 488.

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       No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended




Federated Equity Funds
Federated Large Cap Growth Fund



Prospectus/Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Federated Large Cap Growth Fund, a portfolio of the Federated Equity Funds (the "Trust"), will hold a special meeting of shareholders on June 22, 2007. It is important for you to vote on the issue described in this Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you to decide on the issue.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on these changes.

What is the issue?
A proposed Reorganization that would combine Federated Large Cap Growth Fund with Federated MDT Large Cap Growth Fund.

Why is the Reorganization being proposed?
The Board of Trustees believes that the Reorganization is in the best interest of Federated Large Cap Growth Fund and its shareholders.

On July 14, 2006, Federated Investors, Inc., the parent company of Federated Large Cap Growth Fund's investment adviser, acquired Federated MDTA LLC, the investment adviser to Federated MDT Large Cap Growth Fund. In connection with the acquisition, on December 8, 2006, the former MDT Large Cap Growth Fund became Federated MDT Large Cap Growth Fund. As a result, the Federated family of funds now includes two large cap growth funds. Federated desires to combine the two Funds to further management efficiency.

Both Funds have similar investment objectives and strategies. The investment objective of Federated MDT Large Cap Growth Fund is long-term capital appreciation, while the investment objective of Federated Large Cap Growth Fund is capital appreciation. Both Funds pursue their investment objectives by investing primarily in the common stocks of large capitalization growth companies traded in the United States.

By combining Federated Large Cap Growth Fund with Federated MDT Large Cap Growth Fund, the Reorganization would provide the shareholders of Federated Large Cap Growth Fund with a more viable fund.

In the Reorganization, shareholders with Class A Shares and Class C Shares of Federated Large Cap Growth Fund will receive an equivalent net asset value of Class A Shares and Class C Shares of Federated MDT Large Cap Growth Fund. Shareholders with Class B Shares of Federated Large Cap Growth Fund will receive an equivalent net asset value of Class B Shares of Federated MDT Large Cap Growth Fund, which is a new share class created for the Reorganization.

How will the Reorganization affect my investment?
o     Both Funds have similar investment objectives and strategies:
   Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund both seek to provide long-term capital appreciation.
o The cash value of your investment will not change. You will receive shares of Federated MDT Large Cap Growth Fund with a total dollar value equal to the total dollar value of the Federated Large Cap Growth Fund shares that you own at the time of the Reorganization.
o     The Reorganization will be a tax-free transaction.

How do I vote my shares?
You may vote in person at the meeting or complete and return the enclosed proxy card. Please note that if you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote;
2. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet. Please refer to your ballot for the appropriate VRU telephone number and internet address.

What should I do in connection with the Reorganization?
You need not and should not do anything for the Reorganization except vote your shares today. If approved, the Reorganization will take place automatically, and your Federated Large Cap Growth Fund shares will automatically be exchanged for Federated MDT Large Cap Growth Funds. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Fund's portfolio.

Whom do I call if I have questions about this Prospectus/Proxy Statement? Call your Investment Professional or a Federated Client Service
Representative.  Federated's toll-free number is 1-800-341-7400.

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 After careful consideration, the Board of Trustees has unanimously approved
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  this proposal. The Board of Trustees recommends that you read the enclosed materials
                     carefully and vote FOR the proposal.




                             FEDERATED EQUITY FUNDS
                         Federated Large Cap Growth Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 22, 2007

TO SHAREHOLDERS OF FEDERATED LARGE CAP GROWTH FUND, a Portfolio of Federated Equity Funds.

A special meeting of the shareholders of Federated Large Cap Growth Fund ("LCGF") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 22, 2007 for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Large Cap Growth Fund ("MLCGF") would acquire all of the assets of LCGF in exchange for Class A Shares, Class B Shares and Class C Shares of MLCGF to be distributed pro rata by LCGF in complete liquidation and termination of LCGF; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed April 24, 2007 as the record date for determination of shareholders entitled to vote at the special meeting.

                                                By Order of the Board of
                                                Trustees,

                                                 /s/ John W. McGonigle

                                                John W. McGonigle
                                                Secretary



May 2, 2007



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YOU CAN HELP AVOID THE  NECESSITY  AND EXPENSE OF SENDING  FOLLOW-UP  LETTERS TO
ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                                   A-8



                           PROSPECTUS/PROXY STATEMENT

                                   May 2, 2007

                          Acquisition of the assets of

                         FEDERATED LARGE CAP GROWTH FUND
                      a portfolio of Federated Equity Funds

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

                        By and in exchange for Shares of

                      FEDERATED MDT LARGE CAP GROWTH FUND,
                       a portfolio of Federated MDT Series

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

      This Prospectus/Proxy Statement describes the proposal whereby Federated Large Cap Growth Fund ("LCGF"), a portfolio of Federated Equity Funds (the "FEF Trust"), would transfer all of its assets to Federated MDT Large Cap Growth Fund ("MLCGF"), a portfolio of Federated MDT Series (the "MDT Trust", in exchange for shares of MLCGF (the "Reorganization"). MLCGF shares will be distributed pro rata by LCGF to its shareholders in complete liquidation and dissolution of LCGF. As a result of the Reorganization, each owner of LCGF's Class A Shares will become the owner of Class A Shares of MLCGF, each owner of LCGF's Class B Shares will become the owner of Class B Shares of MLCGF, and each owner of LCGF's Class C Shares will become the owner of Class C Shares of MLCGF, in each case having a total net asset value ("NAV") equal to the total NAV of his or her holdings in LCGF on the date of the Reorganization (the "Closing Date").

      The reason for the proposed reorganization is to increase management efficiency by combining two funds which have similar investment styles. Each of LCGF and MLCGF (each a "Fund" and collectively the "Funds") pursues its investment objective of capital appreciation by investing principally in U.S.-traded common stocks (including ADR's) of large capitalization growth companies. For a comparison of the investment policies and objectives of the Funds, see "Summary--Comparison of Investment Objectives, Policies and Limitations." Information concerning the Class A Shares, Class B Shares and Class C Shares of MLCGF, as compared to the Class A Shares, Class B Shares and Class C Shares of LCGF, respectively, is included in this Prospectus/Proxy Statement in the sections entitled "Summary --Comparative Fee Tables" and "Information about the Reorganization - Description of MLCGF Shares and Capitalization."

      The Board of Trustees (the "Board") of the FEF Trust and the LCGF's investment adviser believe that the proposed Reorganization is in the best interests of LCGF and its shareholders.

      This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for the Class A and Class C Shares of MLCGF dated December 11, 2006 or the Prospectus for the Class B Shares of MLCGF dated March 28, 2007, as applicable, each of which is incorporated herein by reference. A Statement of Additional Information ("SAI") December 11, 2006 (Revised March 28,
2007) (relating to MLCGF's Class A, Class B, Class C Shares and Institutional Shares Prospectuses) as well as an SAI dated May 2, 2007 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. A Prospectus and SAI dated December 31, 2006 for the Class A Shares, Class B Shares and Class C Shares of LCGF are also incorporated herein by reference. Further information about MLCGF's performance is contained in its Semiannual Report for Class A and Class C Shares dated January 31, 2007, and in the Annual Report dated July 31, 2006 of its predecessor fund, MDT Large Cap Growth Fund, which are incorporated herein by reference. As MLCGF's Class B Shares is a newly created share class of MLCGF, an Annual Report for this Class is not currently available. Further information about LCGF's performance is contained in its Annual Report dated October 31, 2006 and its Semi-Annual Report dated April 30, 2006, which are incorporated herein by reference. Copies of these materials and other information about MLCGF and LCGF may be obtained without charge by writing to or calling MLCGF at the address and telephone number shown on the previous page.

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      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
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      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
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                                TABLE OF CONTENTS
                                                                      Page

SUMMARY
    Reasons for the Proposed Reorganization.........................   1
    Tax Consequences................................................   2
    Comparison of Investment Objectives, Policies and Limitations...   2
    Comparison of Risks.............................................   5
    Comparative Fee Tables (Class A Shares).........................   6
    Comparative Fee Tables (Class B Shares).........................   9
    Comparative Fee Tables (Class C Shares).........................  11
    Comparison of Potential Risks and Rewards:
        Performance Information                                       14
    Investment Advisers ............................................  23
    Portfolio Management Information................................  23
    Advisory Fees, Service Fees, Shareholder Fees and
        Other Expenses                                                24
    Purchase, Redemption and Exchange Procedures; Dividends
        and Distributions                                             26
    Tax Information; Frequent Trading; Portfolio Holdings Information 28

INFORMATION ABOUT THE REORGANIZATION
    Description of the Plan of Reorganization.......................  28
    Description of MLCGF's Share Classes and Capitalization.........  29
    Federal Income Tax Consequences.................................  30
    Comparative Information on Shareholder Rights...................  31

INFORMATION ABOUT FEDERATED MDT LARGE CAP GROWTH FUND AND
FEDERATED LARGE CAP GROWTH FUND
    Where to Find Additional Information............................  34
    Legal Proceedings...............................................  34

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
    Proxies, Quorum and Voting at the Special Meeting...............  36
    Share Ownership of the Funds....................................  37
    Interest of Certain Persons.....................................  38

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY........  38

AGREEMENT AND PLAN OF REORGANIZATION (Exhibit A)....................  39

                                     SUMMARY

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A. The Prospectus for MLCGF's Class A and Class C Shares or the Prospectus for MLCGF's Class B Shares, as the case may be, accompanies this Prospectus/Proxy Statement.


Reasons for the Proposed Reorganization

      The Board of the FEF Trust has determined that a combination of LCGF into MLCGF is in the best interest of LCGF and its shareholders. The investment objectives, investment strategies and portfolio compositions of the combining Funds are similar. The reason for the proposed Reorganization is to combine two Federated funds which have similar investment styles.

      On July 31, 2006, Federated Investors, Inc., the parent company of LCGF's investment adviser, acquired Federated MDTA LLC, the investment adviser to MLCGF. In connection with the acquisition, on December 8, 2006, the former MDT Large Cap Growth Fund became Federated MDT Large Cap Growth Fund. As a result, the Federated family of funds now includes two large cap growth funds. Federated desires to combine the two funds to further management efficiency.

      In the Reorganization, holders of Class B Shares of LCGF will receive an equivalent net asset value of Class B Shares of MLCGF, which is a new share class of MLCGF created for the Reorganization. Holders of Class A Shares and Class C Shares of LCGF will receive in the Reorganization an equivalent net asset value of Class A Shares or Class C Shares of MLCGF, both existing classes.

      The Board of the FEF Trust has voted to recommend to holders of shares of LCGF the approval of the Plan, pursuant to which MLCGF would acquire all of the assets of LCGF in exchange for Class A Shares, Class B Shares, and Class C Shares of MLCGF (the "Exchange"). Immediately following the Exchange, LCGF will distribute the Class A Shares, Class B Shares and Class C Shares of MLCGF received in the Exchange pro rata to holders of its Class A Shares, Class B Shares and Class C Shares, respectively, in a complete liquidation and termination of LCGF. As a result of the Reorganization, each holder of Class A Shares of LCGF will become the owner of Class A Shares of MLCGF, each holder of Class B Shares of LCGF will become the owner of Class B Shares of MLCGF, and each holder of Class C Shares of LCGF will become the owner of Class C Shares of MLCGF, in each case having a total net asset value equal to the total net asset value of his or her holdings in LCGF on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).

      In considering the proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of LCGF's and MLCGF's investment objectives, policies and limitations; (2) the greater long-term viability of MLCGF based on its stronger performance record; and (3) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to LCGF or MLCGF or to shareholders of LCGF or MLCGF.

      The Board concluded to recommend to shareholders of LCGF that they vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 Act (the "1940 Act"), the Board, including a majority of the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of LCGF and its shareholders, and that the interests of LCGF shareholders would not be diluted as a result of the Reorganization.

      The Board of Trustees of the MDT Trust likewise approved the Reorganization on behalf of MLCGF. Pursuant to Rule 17a-8 under the 1940 Act, the Board of Federated MDT Series, including a majority of the Trustees who are not "interested persons," determined that the Reorganization is in the best interest of MLCGF and its shareholders, and that the interests of existing MLCGF shareholders would not be diluted as a result of the Reorganization.


Tax Consequences

      As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or LCGF's shareholders. The tax basis of MLCGF's Class A Shares, Class B Shares and Class C Shares received by LCGF shareholders will be the same as the tax basis of their shares in LCGF. There will be taxes payable in connection with distributions, if any, by LCGF immediately before the Closing Date. These distributions may include gains realized on dispositions of portfolio securities in connection with the Reorganization. [The Funds' investment advisers (individually an "Adviser" and collectively, the "Advisers") do not intend to sell securities in connection with the Reorganization except to fund redemptions or in the normal course of business.]


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   THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS UNANIMOUSLY RECOMMENDS THAT
                 YOU VOTE "FOR" APPROVAL OF THE REORGANIZATION.
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Comparison of Investment Objectives, Policies and Limitations

      The investment objectives of the two funds are for practical purposes identical. The investment objective of MLCGF is long-term capital appreciation, while the investment objective of LCGF is capital appreciation. Both Funds pursue their investment objectives by investing primarily in the common stocks of large capitalization growth companies traded in the United States. As of December 29, 2006, 98.6% of the net assets of LCGF and 100% of the net assets of MLCGF were invested in common stocks. Each Fund as an investment policy, which may not be changed without 60 days' advance notice to shareholders, to normally invest at least 80% of its net assets in large capitalization investments.
Large capitalization companies are considered to be those with a market capitalization similar to those companies included in the Russell 1000 Growth Index, which as of February 28, 2007 ranged from $1.3 billion to $410.7 billion.

      While both Funds invest primarily in common stocks of large capitalization growth companies, the Funds differ in their stock selection processes. MLCGF selects stocks for inclusion in its portfolio using a proprietary quantitative model known as the Optimum Q Process. This model begins by screening its universe of stocks for those that meet certain valuation (e.g., price-to-earnings ratio, price-to-tangible-book-value ratio) and performance (e.g., earnings momentum or earnings growth) metrics that MLCGF's Adviser believes might be indicative of an attractive investment opportunity. The selection process factors in trading costs (particularly market impact) by biasing the Fund towards those stocks which have less trading costs. The process also uses diversification constraints which keep the portfolio diversified by business, industry and sector.

      While LCGF's Adviser also uses quantitative metrics to screen stocks for LCGF's portfolio, its process is less quantitative and more judgment-based. To identify companies for its stock universe, LCGF's Adviser will examine the expected price-to-earnings ratio, price-to-book ratio and estimated earnings growth and categorize each stock as growth or value. The Adviser will then pick the largest growth stocks based on market capitalization and will analyze each company's financial performance and business fundamentals to determine whether and how much the Fund should invest in each company. The Adviser performs traditional fundamental analysis to select securities that exhibit the most promising long-term growth potential for the Fund's portfolio. In selecting securities, the Adviser focuses primarily on the projected future cash flow of the issuing company, in addition to examining each issuer's current financial condition, business and product strength, competitive position and management expertise. The Adviser diversifies LCGF's investments, limiting LCGF's risk exposure with respect to individual securities and industry sectors.

      While each Fund will normally invest primarily in the common stocks of large capitalization growth companies traded in the United States (including American Depositary Receipts and domestically traded securities of foreign issuers), each Fund also has other categories of permissible investments.

      Each Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of its portfolio to securities, currencies or types of securities in which it may invest directly. Each Fund may also, for example, use derivative contracts to:

o     obtain premiums from the sale of derivative contracts;

o     realize gains from trading a derivative contract; or

o     hedge against potential losses.

There can be no assurance that either Fund's use of derivative contracts will work as intended.

      In addition to common stocks, derivative contracts and hybrid instruments, the Prospectus of MLCGF also lists preferred stocks, foreign securities and securities of other investment companies, including exchange traded funds, as categories of securities in which MLCGF may principally invest. While preferred stocks, foreign securities and securities of other investment companies are listed in LCGF's SAI as permissible investments, they are not considered among LCGF's principal categories of permissible investments.

      Each Fund has fundamental investment limitations which may not be changed without shareholder approval. With two exceptions, the fundamental limitations of the two Funds are identical. The first difference between the fundamental limitations of the two Funds concerns lending. LCGF's fundamental limitations prohibit it from making loans, while MLCGF's fundamental limitations permit it to make loans in amounts up to one-third of its total assets. Both Funds' lending limitations do not prohibit it from investing in debt obligations, entering into repurchase agreements or lending securities. MLCGF may also make temporary loans to affiliated investment companies in accordance with the inter-fund borrowing and lending arrangements described in its SAI.

      The second difference relates to the permissibility of investing in commodities. LCGF's fundamental limitations prohibit it from investing directly in commodities, although it may purchase securities of companies that deal in commodities. For purposes of the commodities restriction, LCGF's non-fundamental investment limitations provide that investments in transactions involving futures contracts, options and other financial contracts that settle by payment of cash are not considered investments in commodities. MLCGF's fundamental limitations permit MLCGF to invest in commodities to the maximum extent permitted by the 1940 Act. The 1940 Act requires that a fund state in its registration statement a fundamental policy as to whether it reserves freedom of action to invest in commodities and prohibits a fund from purchasing commodities without shareholder approval except in accordance with that policy. The Act does not otherwise prohibit or restrict investments in commodities. [MLCGF has not in the past invested directly in commodities, and its Adviser has no present intention of doing so.]

      The following chart compares the fundamental limitations and the above mentioned non-fundamental limitations of LCGF and MLCGF. In addition, each Fund has non-fundamental limitations that prohibit it from investing more than 15% of its net assets in illiquid securities, purchasing securities on margin or mortgaging or pledging its assets except for collateral arrangements in connection with otherwise permissible activities. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by the Fund's Board.

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                             INVESTMENT LIMITATIONS
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                  LCGF                                    MLCGF
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Diversification of Investments           Diversification of Investments
(fundamental)                            (fundamental)


With respect to securities comprising    With respect to securities comprising
75% of the value of its total assets,    75% of the value of its total assets,
the Fund will not purchase securities    the Fund will not purchase the
of any one issuer (other than cash;      securities of any one issuer (other
cash items; securities issued or         than cash, cash items, securities
guaranteed by the government of the      issued or guaranteed by the government
United States or its agencies or         of the United States or its agencies
instrumentalities and repurchase         or instrumentalities and repurchase
agreements collateralized by such U.S.   agreements collateralized by such
government securities; and securities    U.S. government securities, and
of other investment companies) if, as a  securities of other investment
result, more than 5% of the value of     companies) if, as a result, more than
its total assets would be invested in    5% of the value of its total assets
the securities of that issuer, or the    would be invested in the securities of
Fund would own more than 10% of the      that issuer, or it would own more than
outstanding voting securities of that    10% of the outstanding voting
issuer.                                  securities of that issuer.
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Borrowing Money and Issuing Senior       Borrowing Money and Issuing Senior
Securities (fundamental)                 Securities (fundamental)


The Fund may borrow money, directly or   The Fund may borrow money, directly or
indirectly, and issue senior securities  indirectly, and issue senior
to the maximum extent permitted under    securities to the maximum extent
the 1940 Act.                            permitted under the 1940 Act, any rule
                                         or order thereunder, or any SEC staff
                                         interpretation thereof.
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Investing in Real Estate (fundamental)   Investing in Real Estate (fundamental)


The Fund may not purchase or sell real   The Fund may not purchase or sell real
estate, provided that this restriction   estate, provided that this restriction
does not prevent the Fund from           does not prevent the Fund from
investing in issuers which invest,       investing in issuers which invest,
deal, or otherwise engage in             deal, or otherwise engage in
transactions in real estate or           transactions in real estate or
interests therein, or investing in       interests therein, or investing in
securities that are secured by real      securities that are secured by real
estate or interests therein.  The Fund   estate or interests therein.  The Fund
may exercise its rights under            may exercise its rights under
agreements relating to such securities,  agreements relating to such including the right to enforce security  securities, including the right to
interests and to hold real estate        enforce security interests and to hold
acquired by reason of such enforcement   real estate acquired by reason of such
until that real estate can be            enforcement until that real estate can
liquidated in an orderly manner.         be liquidated in an orderly manner.
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Investing in Commodities (fundamental)   Investing in Commodities (fundamental)


The Fund may not purchase or sell        The Fund may invest in commodities to
physical commodities, provided that the  the maximum extent permitted under the
Fund may purchase securities of          1940 Act.
companies that deal in commodities.


Investing in Commodities
(non-fundamental)


For purposes of the commodities
restriction, investments in
transactions involving futures
contracts and options, forward currency
contracts, swap transactions and other
financial contracts that settle by
payment of cash are not deemed to be
investments in commodities.
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Underwriting (fundamental)               Underwriting (fundamental)


The Fund may not underwrite the          The Fund may not underwrite the
securities of other issuers, except      securities of other issuers, except
that the Fund may engage in              that the Fund may engage in
transactions involving the acquisition,  transactions involving the
disposition or resale of its portfolio   acquisition, disposition or resale of
securities, under circumstances where    its portfolio securities, under
it may be considered to be an            circumstances where it may be
underwriter under the Securities Act of  considered to be an underwriter under
1933.                                    the Securities Act of 1933.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Concentration of Investments             Concentration (fundamental)
(fundamental)

                                         The Fund will not make investments
The Fund will not make investments that that will result in the concentration will result in the concentration of its of its investments in the securities
investments in the securities of         of issuers primarily engaged in the
issuers primarily engaged in the same    same industry.  Government securities,
industry.  Government securities,        municipal securities and bank
municipal securities and bank            instruments will not be deemed to
instruments will not be deemed to        constitute an industry.
constitute an industry.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lending (fundamental)                    Lending (fundamental)


The Fund may not make loans, provided    The Fund may not make loans if, as a
that this restriction does not prevent   result, more than 33 1/3% of the
the Fund from purchasing debt            Fund's total assets would be loaned to
obligations, entering into repurchase    other parties, except that the Fund
agreements, lending its assets to        may (i) purchase or hold debt
broker/dealers or institutional          instruments in accordance with its
investors and investing in loans,        investment objective and policies;
including assignments and participation  (ii) enter into repurchase agreements;
interests.                               (iii) lend its securities; and (iv) it
                                         may make loans to affiliated
                                         investment companies in accordance
                                         with SEC exemptive relief.
--------------------------------------------------------------------------------


Comparison of Risks

      All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. Since LCGF and MLCGF invest in the same types of securities, an investment in MLCGF presents the same types of investment risks as investing in LCGF. A principal risk factor applicable to an investment in either Fund is stock market risks. The value of equity securities in each Fund will rise and fall. Each Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Each Fund's share price may decline. Each Fund's Adviser attempts to manage market risk by limiting the amount the Fund invests in the securities of any individual company or of companies in any one sector or industry. However, diversification will not protect either Fund against widespread or prolonged declines in the stock market.

      Each Fund is also exposed to risks related to investing for growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

      Each Fund's investments in common stocks may include ADRs and domestically traded securities of foreign issuers. Such investments expose the Fund to a greater risk that its share price may be affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. MLCGF also lists non-domestically traded foreign securities as a category in which it may principally invest. In addition to the risks of foreign securities traded in United States markets, the combination of currency risk and market risk tend to make securities traded in foreign markets more volatile than those traded exclusively in the United States. While LCGF may also invest in non-domestically traded foreign securities, it does not list them as a category of security in which it may principally invest.

      A full discussion of the risks inherent in the investment in LCGF and MLCGF is set forth in each Fund's Prospectus and SAI, each of which is incorporated herein by reference. LCGF's Prospectus and SAI are dated December 31, 2006. The Prospectuses for MLCGF are dated December 11, 2006 (Class A and Class C Shares) and March 28, 2007 (Class B Shares), and the SAI for all classes of MLCGF is dated December 11, 2006 (Revised March 28, 2007).


Comparative Fee Tables

      Like all mutual funds, LCGF and MLCGF incur certain expenses in their operations. These expenses include management fees, as well as costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses currently incurred by the Class A Shares, Class B Shares and Class C Shares of LCGF and Class A Shares, Class B Shares and Class C Shares of MLCGF, respectively, and pro forma fees for MLCGF after giving effect to the Reorganization.


CLASS A SHARES: Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund


Fees and Expenses

      This table describes (1) the actual fees and expenses of Federated Large Cap Growth Fund's Class A Shares for LCGF's most recent fiscal year ended October 31, 2006; (2) the anticipated fees and expenses of MLCGF's Class A Shares for MLCGF's current fiscal period ending July 31, 2007; and (3) the anticipated fees and expenses of MLCGF's Class A Shares for the fiscal year ending July 31, 2008 on a pro forma combined basis after giving effect to the Reorganization. As described below, the pro forma operating expenses of MLCGF are shown after giving effect to a contractual waiver and reimbursement of expenses by the Fund's Adviser, Federated MDTA LLC, to limit total operating expenses to not more than 2.05%, which will continue through December 8, 2008.


                                                      FederatedFederated Federated
                                                      Large    MDT       MDT Large
                                                      Cap      Large    Cap Growth
                                                      Growth   Cap         Fund-
                                                      Fund-    Growth     Class A
                                                      Class    Fund-      Shares
                                                      A        Class A   Pro Forma
Shareholder Fees                                      Shares   Shares    Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases       5.50%     5.50%     5.50%
(as a percentage of offering price)................
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or               0.00%     0.00%     0.00%
redemption proceeds, as applicable)................
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a              None      None      None
percentage of offering price)......................
Redemption Fee (as a percentage of amount              None      None      None
redeemed, if applicable)...........................
Exchange Fee.......................................    None      None      None

Annual Fund Operating Expenses (Before Waivers)(1)
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee.....................................    0.75%   0.75%(2)  0.75%(3)
Distribution (12b-1) Fee...........................    0.25%   0.25%(4)  0.25%(4)
Other Expenses.....................................   0.82%(5) 2.24%(6)  0.94%(7)
Total Annual Fund Operating Expenses...............    1.82%     3.24%     1.94%
Fee Waiver and/or Expense Reimbursement                0.00%     1.19%     0.00%
(contractual)......................................
Total Annual Fund Operating Expenses (after            1.82%     2.05%     1.94%
contractual waivers/reimbursement).................

1 With respect to LCGF, the percentages shown are based on expenses for the entire fiscal year ended October 31, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider and the administrator waived or elected not to charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2006. With respect to MLCGF, the percentages shown are based on anticipated expenses for the fiscal period ending July 31, 2007. However, the rate at which expenses are accrued during the fiscal period may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so (except as discussed in Note 2), the Adviser, distributor and the administrator expect to waive and/or reimburse certain amounts. These are shown below along with the net expenses MLCGF expects to pay for the fiscal period ending July 31, 2007. With respect to MLCGF Pro Forma Combined the percentages shown are based on anticipated expenses for the fiscal year ending July 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so (except as discussed in Note 3), the Adviser, distributor and the administrator expect to waive certain amounts. These are shown below along with the net expenses MLCGF expects to pay for the fiscal year ending July 31, 2008.

  Total Waivers of Fund Expenses...................    0.27%     0.55%     0.44%
  Total Actual Annual Fund Operating Expenses          1.55%     1.50%     1.50%
  (after waivers)..................................

2 Under the investment advisory contract, MLCGF's Adviser is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for MLCGF's Class A Shares to not more than 2.05% of its daily net assets. Any waivers by the administrator and/or distributor that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment. It is anticipated that this commitment will expire in November 2008. Pursuant to this contractual commitment, the Adviser expects to waive its management fee for the fiscal period ending July 31, 2007. The management fee to be paid by MLCGF (after the contractual waiver) is expected to be 0.00% for the fiscal period ending July 31, 2007.

3 Under the investment advisory contract, the Adviser of MLCGF Pro Forma Combined is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's Class A Shares to not more than 2.05% of its daily net assets. Any waivers by the administrator and/or distributor that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment. It is anticipated that this commitment will expire on December 8, 2008. Pursuant to this contractual commitment, the Adviser does not expect to be required to waive any of its management fee for the fiscal year ending July 31, 2008. As a separate matter, although not obligated to do so, the Adviser expects to voluntarily waive a portion of its investment advisory fee. This voluntary waiver can be terminated at any time. The management fee to be paid by MLCGF Pro Forma Combined (after the voluntary waiver) is expected to be 0.60% for the fiscal year ending July 31, 2008.

4 Although not contractually obligated to do so, MLCGF and MLCGF Pro Forma Combined do not anticipate accruing or charging the distribution (12b-1) fee for Class A Shares during the fiscal period ending July 31, 2007 and the fiscal year ending July 31, 2008, respectively. This expense reduction is voluntary.

5 Other expenses for LCGF include a shareholder fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. The administrator expects to voluntarily waive a portion of its fee. LCGF Class A Shares did not pay or accrue the shareholder services fee for the fiscal year ended October 31, 2006. LCGF has no present intention of paying or accruing the shareholder services fee for LCGF Class A Shares for the fiscal year ending October 31, 2007. The administrator and shareholder services provider can terminate this voluntary waiver and/or reduction at any time. Total other operating expenses paid by LCGF's Class A Shares (after the voluntary waiver and reduction) were 0.55% for the fiscal year ended October 31, 2006.

6 Other expenses for MLCGF include a shareholder fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Pursuant to its contractual commitment, MLCGF's Adviser expects to also reimburse 0.01% of certain operating expenses of the Fund. Although not contractually obligated to do so, the administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. These voluntary waivers/reimbursement can be terminated at any time. Total Other Expenses paid by MLCGF's Class A Shares (after the anticipated waivers/reimbursement) are expected to be 1.50% for the fiscal period ending July 31, 2007.

7    Other  expenses  for  MLCGF  Pro  Forma  Combined   include  a  shareholder
     fee/account administration fee will be used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee will be used to compensate intermediaries for recordkeeping services. Although not contractually obligated to do so, the administrator expects to voluntarily waive a portion of its fee. This voluntary waiver can be terminated at any time. Total Other Expenses paid by MLCGF Pro Forma Combined Class A Shares (after the anticipated waiver) are expected to be 0.90% for the fiscal year ending July 31, 2008.

--------------------------------------------------------------------------------

Example

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in each Fund's and the pro forma combined Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that, for LCGF's Class A Shares and the Pro Forma Combined Fund's Class A Shares, operating expenses are before waivers as shown in the Table and remain the same. For MLCGF's Class A Shares, the one-year dollar amount and the dollar amounts for the first and second years of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 2.05% for Class A Shares. MLCGF's Adviser has agreed to keep this limitation in effect through December 8, 2008. Accordingly, the third year of the 3, 5 and 10 Years columns reflects the contractually imposed expense limitation of 2.05% for four months and the "Total Annual Fund Operating Expenses" of the Fund's Class A Shares without any waivers for the remainder of the year. The fourth and later years within the 5 and 10 Years columns reflect the "Total Annual Fund Operating Expenses" of the Fund's Class A Shares without any waivers. Although the contractual expense cap would also apply to the Pro Forma Combined Fund's Class A Shares, on a pro forma combined basis the expenses of the Class A Shares are less than the cap amount.

      Although your actual costs and returns may be higher or lower, based on thses assumptions your costs would be:

-----------------------------------------------------------------------------
                             1 Year      3 Years     5 Years        10 Years
  Federated Large Cap
  Growth Fund, Class A
  Shares                     $725        $1,091      $1,481         $2,570
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  Federated MDT Large Cap
  Growth Fund, Class A
  Shares                     $747        $1,236      $1,911         $3,705
-----------------------------------------------------------------------------
  Federated MDT Large Cap
  Growth Fund, Class A       $736        $1,126      $1,539         $2,690
  Shares
  Pro Forma Combined
-----------------------------------------------------------------------------


CLASS B SHARES: Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund


Fees and Expenses

      This table describes (1) the actual fees and expenses of Federated Large Cap Growth Fund's Class B Shares for LCGF's most recent fiscal year ended October 31, 2006; (2) the anticipated fees and expenses of MLCGF's Class B Shares for MLCGF's current fiscal period ending July 31, 2007; and (3) the anticipated fees and expenses of MLCGF's Class B Shares for the fiscal year ending July 31, 2008 on a pro forma combined basis after giving effect to the Reorganization.

                                                      FederatedFederated Federated
                                                      Large    MDT       MDT Large
                                                      Cap      Large    Cap Growth
                                                      Growth   Cap         Fund-
                                                      Fund-    Growth     Class B
                                                      Class    Fund-      Shares
                                                      B        Class B   Pro Forma
Shareholder Fees                                      Shares   Shares    Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases       None      None      None
(as a percentage of offering price)................
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or               5.50%     5.50%     5.50%
redemption proceeds, as applicable)................
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a              None      None      None
percentage of offering price)......................
Redemption Fee (as a percentage of amount              None      None      None
redeemed, if applicable)...........................
Exchange Fee.......................................    None      None      None

Annual Fund Operating Expenses(1)
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee.....................................    0.75%   0.75%(2)  0.75%(3)
Distribution (12b-1) Fee...........................    0.75%     0.75%     0.75%
Other Expenses.....................................   0.82%(4) 2.24%(5)  0.94%(6)
Total Annual Fund Operating Expenses (after            2.32%     3.74%     2.44%
contractual waivers/reimbursement)(7)..............

1 With respect to LCGF, the percentages shown are based on expenses for the entire fiscal year ended October 31, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the administrator waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2006. With respect to MLCGF, the percentages shown are based on anticipated expenses for the fiscal period ending July 31, 2007. However, the rate at which expenses are accrued during the fiscal period may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so (except as discussed in Note 2), the Adviser and the administrator expect to waive and/or reimburse certain amounts. These are shown below along with the net expenses MLCGF expects to pay for the fiscal period ending July 31, 2007. With respect to MLCGF Pro Forma Combined, the percentages shown are based on anticipated expenses for the fiscal year ending July 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so (except as discussed in Note 3), the Adviser and the administrator expect to waive certain amounts. These are shown below along with the net expenses MLCGF expects to pay for the fiscal year ending July 31, 2008.

  Total Waivers of Fund Expenses...................    0.02%     1.49%     0.19%
  Total Actual Annual Fund Operating Expenses          2.30%     2.25%     2.25%
  (after waivers)..................................

2 Under the investment advisory contract, MLCGF's Adviser is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for other classes of the Fund. Any waivers by the administrator that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment. Pursuant to this contractual commitment, the Adviser expects to waive its management fee for the fiscal period ending July 31, 2007. The management fee to be paid by MLCGF (after the contractual waiver) is expected to be 0.00% for the fiscal period ending July 31, 2007.

3 Under the investment advisory contract, the Adviser of MLCGF Pro Forma Combined is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for other classes of the Fund. Any waivers by the administrator that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment. Pursuant to this contractual commitment, the Adviser does not expect to be required to waive any of its management fee for the fiscal year ending July 31, 2008. As a separate matter, although not obligated to do so, the Adviser expects to voluntarily waive a portion of its investment advisory fee. This voluntary waiver can be terminated at any time. The management fee to be paid by MLCGF Pro Forma Combined (after the voluntary waiver) is expected to be 0.60% for the fiscal year ending July 31, 2008.

4 Other expenses for LCGF include a shareholder fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. The administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other operating expenses paid by the LCGF's Class B Shares (after the voluntary waiver) were 0.80% for the fiscal year ended October 31, 2006.

5 Other expenses for MLCGF include a shareholder fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Pursuant to its contractual commitment, the Adviser expects to also reimburse 0.01% of certain operating expenses of the Fund. Although not contractually obligated to do so, the administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. These voluntary waivers/reimbursement can be terminated at any time. Total Other Expenses paid by MLCGF's Class B Shares (after the anticipated waivers/reimbursement) are expected to be 2.25% for the fiscal period ending July 31, 2007.

6    Other  expenses  for  MLCGF  Pro  Forma  Combined   include  a  shareholder
     fee/account administration fee will be used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee will be used to compensate intermediaries for recordkeeping services. Although not contractually obligated to do so, the administrator expects to voluntarily waive a portion of its fee. This voluntary waiver can be terminated at any time. Total Other Expenses paid by MLCGF Pro Forma Combined Class B Shares (after the anticipated waiver) are expected to be 0.90% for the fiscal year ending July 31, 2008.

7 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

--------------------------------------------------------------------------------

Example

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in each Fund's and the pro forma combined Fund's Class B Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class B Shares operating expenses are before waiver as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on thses assumptions your costs would be:

-------------------------------------------------------------------------------
                                 1 Year      3 Years     5 Years     10 Years
  Federated Large Cap Growth
  Fund, Class B Shares
  Expenses assuming redemption   $785        $1,124      $1,440      $2,531
  Expenses assuming no           $235        $724        $1,240      $2,531
  redemption
  Federated MDT Large Cap
  Growth Fund, Class B Shares
  Expenses assuming redemption   $926        $1,543      $2,130      $3,876
  Expenses assuming no           $376        $1,143      $1,930      $3,876
  redemption
  Federated MDT Large Cap
  Growth Fund, Class B Shares
  Pro Forma Combined
  Expenses assuming redemption   $797        $1,161      $1,501      $2,653
  Expenses assuming no
  redemption                     $247        $761        $1,301      $2,653
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CLASS C SHARES: Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund

Fees and Expenses

      This table describes (1) the actual fees and expenses of Federated Large Cap Growth Fund's Class C Shares for LCGF's most recent fiscal year ended October 31, 2006; (2) the anticipated fees and expenses of MLCGF's Class A Shares for MLCGF's current fiscal period ending July 31, 2007; and (3) the anticipated fees and expenses of MLCGF's Class A Shares for the fiscal year ending July 31, 2008 on a pro forma combined basis after giving effect to the Reorganization. As described below, the pro forma operating expenses of MLCGF are shown after giving effect to a contractual waiver and reimbursement of expenses by the Fund's Adviser, Federated MDTA LLC, to limit total operating expenses to not more than 2.80%, which will continue through December 8, 2008.

Shareholder Fees                                      FederatedFederated Federated
                                                      Large    MDT
                                                      Cap      Large     MDT Large
                                                      Growth   Cap       Cap Growth
                                                      Fund-    Growth   Fund- Class
                                                      Class    Fund-      C Shares
                                                      C        Class C   Pro Forma
                                                      Shares    Shares    Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases       0.00%     0.00%     0.00%
(as a percentage of offering price)................
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or               1.00%     1.00%     1.00%
redemption proceeds, as applicable)................
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a              None      None       None
percentage of offering price)......................
Redemption Fee (as a percentage of amount              None      None       None
redeemed, if applicable)...........................
Exchange Fee.......................................    None      None       None

Annual Fund Operating Expenses(1)
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee.....................................    0.75%   0.75%(2)   0.75%(3)
Distribution (12b-1) Fee...........................    0.75%     0.75%     0.75%
Other Expenses.....................................   0.82%(4) 2.24%(5)   0.94%(6)
Total Annual Fund Operating Expenses...............    2.32%     3.74%     2.44%
Fee Waiver and/or Expense Reimbursement                0.00%     0.94%     0.00%
(contractual)......................................
Total Annual Fund Operating Expenses (after            2.32%     2.80%     2.44%
contractual waivers/reimbursement).................

1 With respect to LCGF, the percentages shown are based on expenses for the entire fiscal year ended October 31, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider and the administrator waived or elected not to charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2006. With respect to MLCGF, the percentages shown are based on anticipated expenses for the fiscal period ending July 31, 2007. However, the rate at which expenses are accrued during the fiscal period may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so (except as discussed in Note 2), the Adviser and the administrator expect to waive and/or reimburse certain amounts. These are shown below along with the net expenses MLCGF expects to pay for the fiscal period ending July 31, 2007. With respect to MLCGF Pro Forma Combined the percentages shown are based on anticipated expenses for the fiscal year ending July 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so (except as discussed in Note 3), the Adviser and the administrator expect to waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending July 31, 2008.

  Total Waivers of Fund Expenses...................    0.03%     0.55%     0.19%
  Total Actual Annual Fund Operating Expenses          2.29%     2.25%     2.25%
  (after waivers)..................................

2 Under the investment advisory contract, MLCGF's Adviser is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for MLCGF's Class C Shares to not more than 2.80% of its daily net assets. Any waivers by the administrator and/or distributor that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment. It is anticipated that this commitment will expire on December 8, 2008. Pursuant to this contractual commitment, the Adviser expects to waive its management fee for the fiscal period ending July 31, 2007. The management fee to be paid by MLCGF (after the contractual waiver) is expected to be 0.00% for the fiscal period ending July 31, 2007.

3 Under the investment advisory contract, the Adviser of MLCGF Pro Forma Combined is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive, and/or reimburse other operating expenses (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's Class C Shares to not more than 2.80% of its daily net assets. Any waivers by the administrator that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment. It is anticipated that this commitment will expire in November 2008. Pursuant to this contractual commitment, the Adviser does not expect to be required to waive any of its management fee for the fiscal year ending July 31, 2008. As a separate matter, although not obligated to do so, the Adviser expects to voluntarily waive a portion of its investment advisory fee. This voluntary waiver can be terminated at any time. The management fee to be paid by MLCGF Pro Forma Combined (after the voluntary waiver) is expected to be 0.60% for the fiscal year ending July 31, 2008.

4 Other expenses for LCGF include a shareholder fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. The administrator expects to voluntarily waive a portion of its fee.
     Additionally, the shareholder services provider elected not to charge, therefore LCGF did not accrue, a portion of its fee for Class C Shares. The administrator and shareholder services provider can terminate this voluntary waiver and/or reduction at any time. Total other operating expenses paid by LCGF's Class C Shares (after the voluntary waiver and reduction) were 0.79% for the fiscal year ended October 31, 2006.

5 Other expenses for MLCGF include a shareholder fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Pursuant to its contractual commitment, MLCGF's Adviser expects to also reimburse 0.01% of certain operating expenses of the Fund. Although not contractually obligated to do so, the administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. These voluntary waivers/reimbursement can be terminated at any time. Total Other Expenses paid by MLCGF's Class C Shares (after the anticipated waivers/reimbursement) are expected to be 2.25% for the fiscal period ending July 31, 2007.

6    Other  expenses  for  MLCGF  Pro  Forma  Combined   include  a  shareholder
     fee/account administration fee will be used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee will be used to compensate intermediaries for recordkeeping services. Although not contractually obligated to do so, the administrator expects to voluntarily waive a portion of its fee. This voluntary waiver can be terminated at any time. Total Other Expenses paid by MLCGF Pro Forma Combined Class C Shares (after the anticipated waiver) are expected to be 0.90% for the fiscal year ending July 31, 2008.

Example
--------------------------------------------------------------------------------

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in each Fund's and the pro forma combined Fund's Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that, for LCGF's Class A Shares and the Pro Forma Combined Fund's Class C Shares, operating expenses are before waivers as shown in the Table and remain the same. For MLCGF's Class C Shares, the one-year dollar amount and the dollar amounts for the first and second years of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 2.80% for Class C Shares. MLCGF's Adviser has agreed to keep this limitation in effect through December 8, 2008. Accordingly, the third year of the 3, 5 and 10 Years columns reflects the contractually imposed expense limitation of 2.80% for four months and the "Total Annual Fund Operating Expenses" of the Fund's Class C Shares without any waivers for the remainder of the year. The fourth and later years within the 5 and 10 Years columns reflect the "Total Annual Fund Operating Expenses" of the Fund's Class C Shares without any waivers. Although the contractual expense cap would also apply to the Pro Forma Combined Fund's Class C Shares, on a pro forma combined basis the expenses of the Class C Shares are less than the cap amount.

      Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
                                 1 Year      3 Years     5 Years     10 Years
  Federated Large Cap Growth
  Fund, Class C Shares
  Expenses assuming redemption   $335        $724        $1,240      $2,656
  Expenses assuming no           $225        $724        $1,240      $2,656
  redemption
  Federated MDT Large Cap
  Growth Fund, Class C Shares
  Expenses assuming redemption   $383        $933        $1,737      $3,836
  Expenses assuming no           $283        $933        $1,737      $3,836
  redemption
  Federated MDT Large Cap
  Growth Fund, Class C Shares
  Pro Forma Combined
  Expenses assuming redemption   $347        $761        $1,301      $2,776
  Expenses assuming no
  redemption                     $247        $761        $1,301      $2,776
-------------------------------------------------------------------------------


Comparison of Potential Risks and Rewards:  Performance Information
--------------------------------------------------------------------------------

      The performance information shown below will help you analyze each Fund's investment risks in light of its historical returns. The bar charts show the variability of each Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return tables show each Fund's Class A, Class B and Class C Shares returns averaged over the stated periods, and include comparative performance information. Each Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

FEDERATED LARGE CAP GROWTH FUND

Risk/Return Bar Chart - Class A Shares


[OBJECT OMITTED]                      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
--------------------------------------------------------------------------------

Within the period shown in the bar chart, LCGF's Class A Shares highest quarterly return was 36.80% (quarter ended December 31, 1999). Its lowest quarterly return was (20.10) % (quarter ended March 31, 2001).





Average Annual Total Return Table

      The Average Annual Total Returns for LCGF's Class A, Class B and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for LCGF's Class A Shares to illustrate the effect of federal taxes on Fund returns.
Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 1000 Growth Index (R1000G), a broad-based market index, and the Lipper Large-Cap Growth Funds Index (LLCGF). Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2006)

                                                      Start of
-------------------------------- 1 Year    5 Years    Performance(1)
Federated Large Cap Growth Fund
Class A
Return Before Taxes              (3.88)    (1.33)%      (2.45)%
Return After Taxes on            (3.88)    (1.33)%      (2.45)%
Distributions(2)
Return After Taxes on
Distributions and Sale of Fund  -(2.52)    (1.13)%      (2.06)%
Shares(2)
Class B
Return Before Taxes              (4.39)    (1.35)%      (2.45)%
Class C
Return Before Taxes              (0.87)    (1.15)%      (2.57)%
R1000G(3)                        9.07%      2.69%       (0.83)%
LLCGF(4)                         4.72%      2.01%       (1.17)%

-------------------------------------------------------------------------------
1     LCGF's Class A, Class B and Class C Shares start of performance was
   December 29, 1998.
2     After-tax returns are calculated using a standard set of assumptions.  The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
3     The R1000G measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cashflows.
4     The Lipper Large-Cap Growth Funds Index measures the performance of the 30 largest funds in the large cap growth category as tracked by Lipper, Inc. These figures do not reflect sales charges.

FEDERATED MDT LARGE CAP GROWTH FUND

Risk/Return Bar Chart - Class A Shares

      Federated MDT Large Cap Growth Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that was completed on December 8, 2006. Prior to that date, MLCGF had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Large Cap Growth Fund. The MDT Large Cap Growth Fund was managed by MDT Advisors and had similar investment objectives and strategies to MLCGF.

          Federated MDT Large Cap Growth Fund - Class A Shares

[OBJECT OMITTED]                                    [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Within the period shown in the bar chart, MLCGF's Class A Shares highest quarterly return was 4.41% (quarter ended March 30, 2006). Its lowest quarterly return was (1.75)% (quarter ended June 30, 2006).
--------------------------------------------------------------------------------

Average Annual Total Return Table

      The Average Annual Total Returns for MLCGF's Class A, Class B and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for MLCGF's Class A Shares to illustrate the effect of federal taxes on Fund returns.
Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 1000 Growth Index (R1000G), a broad-based market index, and the Lipper Large-Cap Growth Funds Index (LLCGF). Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

     (For the periods ended December 31, 2006)

    ------------------------------------------------------------

                                                   -------------
    --------------------------------------- 1 Year  Start of
                                                    Performance
    Federated MDT Large Cap Growth Fund             (1)
    ------------------------------------------------------------
    ------------------------------------------------------------
    Class A Shares
    Return Before Taxes                     0.82%   3.92%
    Return After Taxes on Distributions(2)  0.47%   3.64%
    Return After Taxes on Distributions     0.54%   3.18%
    and Sale of Fund Shares(2)
    Class B Shares(3)                       0.21%   3.84%
    Class C Shares                          3.68%   6.07%
    R1000G(4)                               9.07%   9.58%
    LLCGF(5)                                4.72%   7.09%
1     MLCGF's Class A Shares and Class C Shares commenced operations on
       September 15, 2005. MLCGF's Class B Shares commenced operations on March 29, 2007. Start of Performance returns for the Class B shares and the two indexes have been calculated since September 15, 2005.
--------------------------------------------------------------------------------
2     After-tax returns are calculated using a standard set of assumptions.  The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
3     MLCGF's Institutional Shares total returns have been adjusted to reflect the contingent deferred sales charge and expenses applicable to Class B Shares. This adjustment shows the total returns you would have received if MLCGF Class B Shares had existed over the calculation period.
4     The R1000G measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
       The index is unmanaged and unlike the Fund, is not affected by cashflows.
5     The Lipper Large-Cap Growth Funds Index measures the performance of the 30 largest funds in the large cap growth category as tracked by Lipper, Inc. These figures do not reflect sales charges.



FEDERATED LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

      The Financial Highlights will help you understand LCGF's Class A, Class B and Class C Shares financial performance for LCGF's past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in LCGF, assuming reinvestment of any dividends and capital gains.

      This information for the fiscal year ended October 31, 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with LCGF's audited financial statements, is included in LCGF's Annual Report.

      On August 18, 2006, the Fund's Board, upon recommendation of the Audit Committee, appointed KPMG LLP as the Fund's independent registered public accounting firm for the fiscal year ended October 31, 2006. On the same date, LCGF's former auditor, Deloitte & Touche LLP, resigned. See LCGF's Annual Report for further information regarding the change in independent registered public accounting firm.

Federated Large Cap Growth Fund

FINANCIAL HIGHLIGHTS - CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Year Ended October 31                2006(1)  2005     2004     2003     2002
Net Asset Value, Beginning of       $8.13    $7.56    $7.37    $6.47    $7.95
Period
Income From Investment Operations:
Net investment income (loss)        (0.03)(2) 0.01(2) (0.02)(2)(0.03)(2)(0.04)(2)
Net realized and unrealized gain     0.43     0.56     0.21     0.93    (1.44)
(loss) on investments
  TOTAL FROM INVESTMENT OPERATIONS   0.40     0.57     0.19     0.90    (1.48)
Net Asset Value, End of Period      $8.53    $8.13    $7.56    $7.37    $6.47
Total Return(3)                      4.92%    7.54%    2.58%   13.91%  (18.62)%

Ratios to Average Net Assets:
Net expenses                         1.55%(4) 1.45%(4) 1.44%(4) 1.56%(4) 1.46%(4)
Net investment income (loss)        (0.38)%   0.07%   (0.31)%  (0.44)%  (0.47)%
Expense waiver/reimbursement(5)      0.02%    0.02%    0.01%    0.00%(6) 0.00%(6)
Supplemental Data:
Net assets, end of period (000      $95,178 $104,837 $144,921 $148,090 $144,499
omitted)
Portfolio turnover                    166%     128%     103%     126%     233%

1 For the year ended October 31, 2006, LCGF was audited by KPMG LLP,  Previous years were audited by another independent registered public accounting firm.
--------------------------------------------------------------------------------
2 Per share numbers have been calculated using the average shares method.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.52%, 1.45%, 1.43%, 1.54% and 1.44% after taking into account these expense reductions for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.
5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6 Represents less than 0.01%.


      Further information about LCGF's performance is contained in LCGF's Annual Report, dated October 31, 2006, which can be obtained free of charge.


Federated Large Cap Growth Fund

FINANCIAL HIGHLIGHTS - CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Year Ended October 31                 2006(1) 2005    2004     2003      2002
Net Asset Value, Beginning of        $7.76   $7.26   $7.13    $6.31     $7.82
Period
Income From Investment Operations:
Net investment income (loss)         (0.09)(2(0.05)(2(0.08)(2)(0.08)(2) (0.09)(2)
Net realized and unrealized gain      0.41    0.55    0.21     0.90     (1.42)
(loss) on investments
  TOTAL FROM INVESTMENT OPERATIONS    0.32    0.50    0.13     0.82     (1.51)
Net Asset Value, End of Period       $8.08   $7.76   $7.26    $7.13     $6.31
Total Return(3)                       4.12%   6.89%   1.82%   13.00%   (19.31)%

Ratios to Average Net Assets:
Net expenses                          2.30%(4)2.20%(4)2.19%(4) 2.31%(4)  2.21%(4)
Net investment income (loss)         (1.12)% (0.69)% (1.06)%  (1.19)%   (1.22)%
Expense waiver/reimbursement(5)       0.02%   0.02%   0.01%    0.00%(6)  0.00%(6)
Supplemental Data:
Net assets, end of period (000      $59,008  $78,152 $95,901  $116,166 $121,572
omitted)
Portfolio turnover                     166%    128%    103%     126%      233%

1 For the year ended October 31, 2006, LCGF was audited by KPMG LLP,  Previous years were audited by another independent registered public accounting firm.
--------------------------------------------------------------------------------
2 Per share numbers have been calculated using the average shares method.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.27%, 2.19%, 2.18%, 2.29% and 2.19% after taking into account these expense reductions for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.
5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6 Represents less than 0.01%.


      Further information about LCGF's performance is contained in LCGF's Annual Report, dated October 31, 2006, which can be obtained free of charge.


Federated Large Cap Growth Fund

FINANCIAL HIGHLIGHTS - CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Year Ended October 31                 2006(1)  2005    2004     2003     2002
Net Asset Value, Beginning of         $7.76   $7.26    $7.13   $6.31    $7.82
Period
Income From Investment Operations:
Net investment income (loss)          (0.0)(2)(0.05)(2)(0.0)(2)(0.08)(2)(0.09)(2)
Net realized and unrealized gain      0.41     0.55    0.21     0.90    (1.42)
(loss) on investments
  TOTAL FROM INVESTMENT OPERATIONS    0.32     0.50    0.13     0.82    (1.51)
Net Asset Value, End of Period        $8.08   $7.76    $7.26   $7.13    $6.31
Total Return(3)                       4.12%    6.89%   1.82%   13.00%   (19.3)%

Ratios to Average Net Assets:
Net expenses                          2.29%(4) 2.20%(4)2.19%(4) 2.31%(4) 2.21%(4)
Net investment income (loss)          (1.1)%  (0.69)%  (1.0)%  (1.19)%  (1.22)%
Expense waiver/reimbursement(5)       0.02%    0.02%   0.01%    0.00%(6) 0.00%(6)
Supplemental Data:
Net assets, end of period (000        $9,660  $12,007  $13,866 $15,444  $16,067
omitted)
Portfolio turnover                     166%     128%    103%     126%     233%

1 For the year ended October 31, 2006, LCGF was audited by KPMG LLP,  Previous years were audited by another independent registered public accounting firm.
--------------------------------------------------------------------------------
2 Per share numbers have been calculated using the average shares method.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.26%, 2.19%, 2.18%, 2.29% and 2.19% after taking into account these expense reductions for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.
5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6 Represents less than 0.01%.


      Further information about LCGF's performance is contained in LCGF's Annual Report, dated October 31, 2006, which can be obtained free of charge.


FEDERATED MDT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

      The Financial Highlights will help you understand MLCGF's Class A and Class C Shares financial performance for the periods presented. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in MLCGF, assuming reinvestment of any dividends and capital gains.

      This information for the fiscal year ended July 31, 2006 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with MLCGF's audited financial statements, is included in MLCGF's Annual Report. As the first fiscal year for MLCGF's Class B Shares will end on July 31, 2007, financial information for this class is not yet available.

      MDT Large Cap Growth Fund (the Predecessor Fund) was reorganized into Federated MDT Large Cap Growth Fund (MLCGF), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, MLCGF had no investment operations. MLCGF is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are MLCGF's operations.

Federated MDT Large Cap Growth Fund

FINANCIAL HIGHLIGHTS - CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
Period Ended July 31                                                    2006(1)
Net Asset Value, Beginning of Period                                  $10.00
Income From Investment Operations:
Net investment income (loss)                                           (0.10)(2)
Net realized and unrealized gain on investments                         0.27
  TOTAL FROM INVESTMENT OPERATIONS                                      0.17
Net Asset Value, End of Period                                        $10.17
Total Return(3)                                                         1.70%

Ratios to Average Net Assets:
Net expenses                                                            2.01%(4)
Net investment income (loss)                                          (0.93)%(4)
Expense waiver/reimbursement(5)                                        20.55%(4)
Supplemental Data:
Net assets, end of period (000 omitted)                                 $183
Portfolio turnover(6)                                                    237%
1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
--------------------------------------------------------------------------------
2 Based on average shares outstanding.
3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
4 Computed on an annualized basis.
5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6 Portfolio turnover is calculated at the Fund level. Percentages indicated were calculated for the year ended July 31, 2006.


      Further information about the MLCGF's performance is contained in MLCGF's Annual Report, dated July 31, 2006, which can be obtained free of charge.


Federated MDT Large Cap Growth Fund

FINANCIAL HIGHLIGHTS - CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
Period Ended July 31                                                    2006(1)
Net Asset Value, Beginning of Period                                  $10.00
Income From Investment Operations:
Net investment income (loss)                                           (0.19)(2)
Net realized and unrealized gain on investments                         0.29
  TOTAL FROM INVESTMENT OPERATIONS                                      0.10
Net Asset Value, End of Period                                        $10.10
Total Return(3)                                                         1.00%

Ratios to Average Net Assets:
Net expenses                                                            2.76%(4)
Net investment income (loss)                                          (1.68)%(4)
Expense waiver/reimbursement(5)                                        20.55%(4)
Supplemental Data:
Net assets, end of period (000 omitted)                                 $147
Portfolio turnover(6)                                                    237%
1 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
--------------------------------------------------------------------------------
2 Based on average shares outstanding.
3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
4 Computed on an annualized basis.
5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6 Portfolio turnover is calculated at the Fund level. Percentages indicated were calculated for the year ended July 31, 2006.


      Further information about the MLCGF's performance is contained in MLCGF's Annual Report, dated July 31, 2006, which can be obtained free of charge.



Investment Advisers

      The Board of the FEF Trust selects and oversees LCGF's Adviser, Federated Equity Management Company of Pennsylvania ("FEMCOPA"). FEMCOPA manages LCGF's assets, including buying and selling portfolio securities. FEMCOPA is registered as an investment adviser under the Investment Adviser Act of 1940. The address of the FEMCOPA is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

      The Board of the MDT Trust selects and oversees MLCGF's Adviser, Federated MDTA LLC ("Federated MDTA"). Federated MDTA manages MLCGF's assets, including buying and selling portfolio securities. Federated MDTA is registered as an investment adviser under the Investment Adviser Act of 1940. The address of Federated MDTA is 125 Cambridge Park Drive, Cambridge, Massachusetts, 02140.

      Federated MDTA is the investment adviser to approximately $6.8 billion in total assets including, $6.3 billion in separately managed account portfolios, $197 million in institutional accounts and approximately $311 million in mutual funds as of July 25, 2006, that use Federated MDTA's proprietary quantitative investment process.

      Both FEMCOPA and Federated MDTA are subsidiaries of Federated Investors, Inc. ("Federated"). The Advisers and other subsidiaries of Federated advise approximately 148 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.

Portfolio Management Information


Federated Large Cap Growth Fund:

The following individuals serve as portfolio manager for LCGF:


Curtis R. Gross

      Curtis R. Gross has been LCGF's Portfolio Manager since August 2006.
Mr. Gross joined Federated in April 2003 as a Senior Research Analyst. He became Vice President and Director of Global Equity Research of LCGF's Adviser in June 2005 and served as the Associate Director of Research and Senior Investment Analyst of LCGF's Adviser from January 2004 to June 2005. Mr. Gross has been a Portfolio Manager since March 2005. Mr. Gross was a Senior Investment Analyst/Portfolio Manager with Northern Capital Management from
May 1997 to April 2003. Mr. Gross is a Chartered Financial Analyst. Mr. Gross earned his M.B.A from the University of Pittsburgh.


Michael R. Tucker

      Michael R. Tucker has been LCGF's Portfolio Manager since August 2006.
Mr. Tucker joined Federated in June 1993 as a Research Assistant. He became a Vice President of LCGF's Adviser in January 2005 and served as Assistant Vice President of LCGF's Adviser from March 2000 through 2004. Mr. Tucker has been a Portfolio Manger since March 2000. He served as an Analyst from December 1995 to May 1999 and became a Senior Investment Analyst in June 1999. Mr. Tucker earned his Master of Science in Industrial Administration with an emphasis on Finance and Strategy from Carnegie Mellon University.


Federated MDT Large Cap Growth Fund:

      MLCGF is managed by the Federated MDTA LLC Investment Team ("Investment Team"), headed by Dr. David M. Goldsmith, who is primarily responsible for the day-to-day management of MLCGF.

      MLCGF is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that was completed on December 8, 2006. Prior to that date MLCGF had no investment operations. Dr. Goldsmith has been the portfolio manager of MLCGF since December 11, 2006, and prior thereto was the portfolio manager of the MDT Large Cap Growth Fund since its inception in September 2005.

      Dr. Goldsmith, Ph.D., Chief Investment Officer, joined MDT Advisers (the predecessor to the Federated MDTA) in 1990. He was responsible for the initial development and launch of the Optimum Q Process which drives the Federated MDT equity strategies. Dr. Goldsmith currently leads the Investment Team which is responsible for the ongoing development and implementation of the Optimum Q Process. He received an A.B., Summa Cum Laude, in Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics. Dr. Goldsmith also received a Ph.D. in Economics with a concentration in Finance from Harvard University.

      Each Fund's SAI provides additional information about its Portfolio Managers' compensation, management of other accounts, and ownership of securities in the Fund.


Advisory Fees, Service Fees, Shareholder Fees and Other Expenses


Investment Advisory Fees

      The annual investment advisory fee for LCGF's Class A Shares, Class B Shares and Class C Shares is 0.75% of LCGF's average daily net assets. LCGF's Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of LCGF. This voluntary waiver or reimbursement may be terminated by LCGF's Adviser at any time in its sole discretion.

      The annual investment advisory fee for MLCGF's Class A Shares, Class B Shares and Class C Shares and Institutional Shares is 0.75% of MLCGF's average daily net assets. Under the investment advisory contract, which is subject to annual renewal by the Board of Trustees of Federated MDTA Series, MLCGF's Adviser will waive the amount, limited to the amount of the advisory fee, by which MLCGF's aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering or qualifying MLCGF and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses exceed 2.05% for Class A Shares, 2.25% for Class B Shares and 1.80% for Institutional Shares of its average daily net assets. MLCGF's Adviser has agreed to keep these contractual limitations in place through December 8, 2008. The advisory fee for MLCGF's Class B Shares is not subject to a contractual expense cap, but to the extent the advisory fee is reduced due to the expense caps for the other classes, the reduction would also apply to Class B Shares.

      A discussion of review of LCGF's investment advisory contract by the Board of Trustees of Federated Equity Funds is available in the LCGF's Annual Report dated October 31, 2006. A discussion of the review of MLCGF's investment advisory contract by the Board of Trustees of Federated MDT Series is available in MLCGF's Semi-Annual Report dated January 31, 2007.


Administrative Fees

      Federated Administrative Services ("FAS"), an affiliate of the Advisers, serves as administrator to LCGF and MLCGF and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Advisers or their affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS' minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may choose voluntarily to waive a portion of its fee. The net administrative fee expense charged by FAS for LCGF's fiscal year ended October 31, 2006 was $230,000, or 0.102% of average daily net assets.

      The fee for the period from July 15, 2006 through July 31, 2006 was pro-rated for MLCF. During the period from July 15, 2006 through July 31, 2006, the administrator contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from MLCGF under the Agreement. The net administrative fee expense charged by FAS for MLCGF for its fiscal year ended July 31, 2006 was $9,879 or 0.093% of average daily net assets. This figure reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

      The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.


Service Fees

      LCGF and MLCGF each have entered into a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of the Fund to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services Company ("FSSC"), an affiliate of the Advisers, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by each Fund and FSSC.


Rule 12b-1 Fees

      Federated Securities Corp. ("FSC"), an affiliate of the Adviser, is the principal distributor (the "Distributor") for shares of the Funds. Both Funds have adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which they may pay a fee to the distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of each Fund's Class A Shares, 0.75% of the average daily net assets of each Fund's Class B Shares and 0.75% of the average daily net assets of each Fund's Class C Shares to finance any activity which is principally intended to result in the sale of shares subject to the Distribution Plan.


Account Administration Fees

      The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.


Recordkeeping Fees

      The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

      The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


Additional Payments to Financial Intermediaries

      The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

      These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.


Purchase, Redemption and Exchange Procedures; Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Information

      The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company. Procedures for the purchase, exchange, and redemption of MLCGF's Shares are substantially similar to the procedures applicable to the purchase, exchange, and redemption of LCGF's Shares, subject to the differences addressed below. Reference is made to the Prospectuses of MLCGF and the Prospectus of LCGF, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of MLCGF's Shares and LCGF's Shares, respectively. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to MLCGF's and LCGF's Shares.


Purchases

      Shares of LCGF and MLCGF may be purchased, redeemed or exchanged any day the New York Stock Exchange (NYSE) is open. When the Funds receive your transaction request in proper form (as described in the Prospectus), it is processed at the next calculated net asset value (NAV), plus any applicable front-end sales charge (public offering price). NAV for both Funds is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

      Purchases of both Funds may be made through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. Each Fund reserves the right to reject any request to purchase or exchange shares.

      Purchasers of both MLCGF's and LCGF's Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund, described in each Fund's Prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

      There is no front-end sales charge upon purchase of Class B or Class C Shares. However, upon redemption, holders of both MLCGF's and LCGF's Class B Shares may incur a contingent deferred sales charge, or CDSC. The CDSC for Class C Shares is 1% on Class C Shares redeemed within 12 months of the purchase date. The CDSC on Class B Shares varies according to the length of time the Class B Shares are held as follows:

                                            Contingent
                                            Deferred
      Shares Held Up To:                    Sales Charge
      1 Year                                5.50%
      2 Years                               4.75%
      3 Years                               4.00%
      4 Years                               3.00%
      5 Years                               2.00%
      6 Years                               1.00%
      7 Years or More                       0.00%

The CDSC is calculated using the Share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund's Class B and Class C Shares may be reduced or eliminated in the circumstances, which are identical for each Fund, described in the Prospectuses for the Funds' Class B and Class C Shares.

      The following chart shows the minimum initial and subsequent investment amounts for each Fund:

      -----------------------------------------------------------------
                                                       Systematic
                                                       Investment
                                                       Program
                                   Initial   SubsequentInitial/Subsequent
                                   InvestmentInvestmentInvestment
      Fund                         Minimum   Minimum   Minimum
      -----------------------------------------------------------------
      -----------------------------------------------------------------
      LCGF/MLCGF -  Class A        $1,500    $100      $50/$50
      Shares
      -----------------------------------------------------------------
      -----------------------------------------------------------------
      LCGF/MLCGF - Class B Shares  $1,500    $100      $50/$50
      -----------------------------------------------------------------
      -----------------------------------------------------------------
      LCGF/MLCGF - Class C Shares  $1,500    $100      $50/$50
      -----------------------------------------------------------------

      For Trustees and Officers of the Federated MDT Funds or of the former MDT Funds, shareholders of any MDT Fund as of August 26, 2006, employees of MLCGF's Adviser, and former members of the Memorial Drive Trust, the required minimum initial investment of MLCGF shares is $1,000. Shareholders eligible to purchase Institutional Shares of MLCGF under these categories may be asked to include a written statement with their initial purchase verifying their qualification.

      Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

      In addition to purchases by wire and by check, both Funds offer the following purchase options: (i) Through an Exchange: Shareholders may purchase through an exchange from the same class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations; (ii) By Automated Clearing House
(ACH): Once you have opened your account, you may purchase additional Shares through a depository institution that is an ACH member; (iii) all classes except MLCGF's Institutional Shares can purchase Shares by using the Systematic Investment Program (SIP).


Redemptions and Exchanges

      Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

      Each Fund has an exchange privilege that allows shareholders to exchange Shares of the Fund into shares of the same class of another Federated fund.

      Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.


Dividends and Distributions

      Both Funds declare and pay any dividends annually to shareholders. In addition, both Funds pay any capital gains at least annually. Dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect a cash payment.


Tax Information

      Both Funds' distributions are expected to be both dividends and capital gains. The Funds' distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending on the length of time the Funds hold its assets. Redemptions and exchanges are taxable sales.


Frequent Trading

      Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in the Funds' NAV in advance of the time as of which NAV is calculated.

      Each Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.


Portfolio Holdings Disclosure Policies

      Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.



                      INFORMATION ABOUT THE REORGANIZATION


Description of the Plan of Reorganization

      The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after June 22, 2007. On the Closing Date, all of the assets of LCGF will be transferred to MLCGF. In exchange for the transfer of these assets, MLCGF will simultaneously issue to LCGF a number of full and fractional Class A Shares, Class B Shares and Class C Shares of MLCGF equal in value to the aggregate NAV of the Class A Shares, Class B Shares and Class C Shares, respectively, of LCGF calculated as of 4:00 p.m. on the Closing Date.

      Following the transfer of its assets in exchange for Class A Shares, Class B Shares and Class C Shares of MLCGF, LCGF will distribute the Class A Shares, Class B Shares and Class C Shares of MLCGF pro rata to shareholders of record of Class A Shares, Class B Shares and Class C Shares of LCGF, respectively, in complete liquidation of LCGF. Shareholders of LCGF owning shares at the closing on the Closing Date of the Reorganization will receive a number of Class A Shares, Class B Shares or Class C Shares of MLCGF with the same aggregate value as the shareholder had in LCGF immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of LCGF's shareholders on the share records of MLCGF's transfer agent. LCGF will then be terminated. MLCGF does not issue share certificates to shareholders.

      The transfer of shareholder accounts from LCGF to MLCGF will occur automatically. It is not necessary for LCGF shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios, and you may incur sales charges or contingent deferred sales charges that you would not incur in the Reorganization.

      The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by LCGF's shareholders; and (ii) the receipt by the FEF Trust of an opinion to the effect that the Reorganization will be tax-free to LCGF, its shareholders and MLCGF. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of either Fund determines that the Reorganization is not in the best interest of the shareholders of that Fund.

      The expenses of the Reorganization will be paid by the MLCGF's Adviser or its affiliates. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by LCGF and MLCGF; proxy solicitation costs; and other related administrative or operational costs.

      The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.


Description of MLCGF Share Classes and Capitalization

      Class A Shares, Class B Shares and Class C Shares of MLCGF to be issued to shareholders of LCGF's Class A Shares, Class B Shares and Class C Shares, respectively, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectuses of MLCGF provided herewith for additional information about Class A Shares, Class B Shares and Class C Shares of MLCGF.

      The following tables set forth the unaudited capitalization of LCGF's and MLCGF's Class A Shares, Class B Shares and Class C Shares as of March 8, 2007 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

                          Federated  Federated MDT Adjustments   Federated MDT
                                                               Large Cap Growth
                                                                    Fund -
                          Large Cap    Large Cap                  Pro Forma
                         Growth Fund  Growth Fund      (1)         Combined
Class A Shares:
  Net Assets (2)......) $87,193,507    $574,049      ___       $87,767,556
  Net Asset Value Per        $8.72       $11.25      ___            $11.25
  Share................
  Shares Outstanding...  9,997,708       51,044   (2,247,174)(3) 7,801,578
Class B Shares:
  Net Assets(2)........ $52,127,854          NA      ___       $52,127,854
  Net Asset Value Per        $8.24           NA      ___            $11.31
  Share................
  Shares Outstanding...  6,329,618           NA   (1,720,612)(3) 4,609,006
Class C Shares:
  Net Assets(2)........ $8,864,505     $308,066      ___        $9,172,571
  Net Asset Value Per        $8.24       $11.12      ___            $11.12
  Share................
  Shares Outstanding...  1,076,290       27,706   (279,122)(3)     824,874
-------------

1 The adjustments reflect the allocation of the aggregate net asset value of the LCGF Shares to a smaller number of MLCGF Shares to reflect the higher net asset value per share of the MLCGF Shares.

2 Does not reflect an additional $1,026,105 of net assets of Federated MDT Large Cap Growth Fund represented by the Institutional Share class.


3  Adjustment to reflect share balance as a result of combination.



Federal Income Tax Consequences

      As a condition to the Reorganization, MLCGF and LCGF will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and LCGF and MLCGF each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

o no gain or loss will be recognized by MLCGF upon its receipt of LCGF's assets in exchange for Class A Shares, Class B Shares and Class C Shares of MLCGF;

o no gain or loss will be recognized by LCGF upon transfer of its assets to MLCGF in exchange for MLCGF Class A Shares, Class B Shares and Class C Shares or upon the distribution of MLCGF's shares to LCGF's shareholders in exchange for their Class A Shares, Class B Shares and Class C Shares;

o no gain or loss will be recognized by shareholders of LCGF upon exchange of their Class A Shares, Class B Shares and Class C Shares for Class A Shares, Class B Shares and Class C Shares of MLCGF;

o the aggregate tax basis of the Class A Shares, Class B Shares or Class C Shares of MLCGF received by each shareholder of LCGF pursuant to the Plan will be the same as the aggregate tax basis of the shares of LCGF held by such shareholder immediately prior to the Reorganization;

o the holding period of MLCGF Class A Shares, Class B Shares or Class C Shares received by each shareholder of LCGF pursuant to the Plan will include the period during which the LCGF Class A Shares, Class B Shares or Class C Shares exchanged therefor were held by such shareholder, provided the shares of LCGF were held as capital assets on the date of the Reorganization;

o the tax basis of the assets LCGF acquired by MLCGF will be the same as the tax basis of such assets to LCGF immediately prior to the Reorganization; and

o the holding period of LCGF's assets in the hands of MLCGF will include the period during which those assets were held by MLCGF.

      As of October 31, 2006, LCGF had a capital loss carry-forward of $408,159,270. LCGF used capital loss carry-forwards of $15,898,167 to offset taxable capital gains realized during the year ended October 31, 2006. The final amount of the unutilized capital loss carryover for LCGF is subject to change and will not be determined until the time of the Reorganization. It is anticipated that any capital loss carryover for LCGF, which was generated prior to the Reorganization and which is unutilized as of the time of the Reorganization, will be subject to an annual limitation on use because it is anticipated that the Reorganization will result in an "ownership change" under
Section 382 of the Code with respect to LCGF. Under Section 382, the amount of such unutilized capital losses which may be used to offset capital gain of MLCGF after the Reorganization in any year are generally limited to an amount equal to the value of the Shares of LCGF immediately prior to the Reorganization multiplied by the long-term tax-exempt rate (an interest rate set monthly by the Internal Revenue Service by reference to the interest rate on long-term federal obligation, as adjusted). There are certain exceptions and adjustments to the annual limitation under Section 382 of the Code which may or may not be applicable to the MLCGF after the Reorganization.

      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on MLCGF, LCGF or LCGF's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of LCGF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

      Before the Reorganization, LCGF may distribute ordinary income and realized capital gains, if any, to shareholders.


Comparative Information on Shareholder Rights

      Federated MDT Large Cap Growth Fund is a portfolio of Federated MDT Series (the "MDT Trust"), while Federated Large Cap Growth Fund is a portfolio of Federated Equity Funds (the "FEF Trust"). Both the MDT Trust and the FEF Trust are open-end, management investment companies, each comprised of multiple portfolios, that were established as business trusts under the laws of the Commonwealth of Massachusetts. The rights of shareholders of MLCGF and LCGF are defined by Declaration of Trust and Bylaws of the Trust of which they are portfolios and by the laws of the Commonwealth of Massachusetts The rights of the shareholders of the two Funds relating to voting, distributions and redemptions, are substantively similar. The chart below describes some of the differences between your rights as a shareholder of LCGF and your rights as a shareholder of MLCGF.

-------------------------------------------------------------------------------
     CATEGORY           LARGE CAP GROWTH FUND      MDT LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------
 Preemptive Rights  None                         None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Preferences         None                         None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Appraisal Rights    None                         None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Conversion Rights   None                         None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Exchange Rights     None                         None
(other than the
right to exchange
for shares of the
same class of
other Federated
mutual funds as
provided in the
Funds'
prospectuses)
-------------------------------------------------------------------------------
Minimum Account     Class A Shares - $1,500      Class A Shares - $1,500
Size                Class B Shares - $1,500      Class B Shares - $1,500
                    Class C Shares - $1,500      Class C Shares - $1,500
                                                 Institutional Shares -
                                                 $25,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Annual Meetings     Not required                 Not required
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Right to Call       Shall be called upon the     Shall be called upon the
Shareholder         written request of the       written request of the
Meetings            holders of at least 10% of   holders of at least 10% of
                    outstanding shares of the    outstanding shares of the
                    Fund entitled to vote at     Fund entitled to vote at the
                    the meeting.                 meeting.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Notice of Meetings  Mailed to each shareholder   Mailed to each shareholder
                    entitled to vote at least    entitled to vote at least 15
                    15 days before the meeting.  days before the meeting.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Record Date For     The Board of Trustees may    The Board of Trustees may
Meetings            fix a date not more than 60  fix a date not more than 90
                    days before the meeting      days before the meeting date
                    date as the record date for  as the record date for
                    determining Shareholders     determining Shareholders
                    entitled to notice of and    entitled to notice of and to
                    to vote at any meeting of    vote at any meeting of
                    shareholders.                shareholders.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Quorum for Meetings Except when otherwise        Except when otherwise
                    required by law, the         required by law, the he
                    presence in person or by     presence in person or by
                    proxy of the holders of      proxy of the holders of
                    one-fourth of the shares     one-half or one-third of the
                    entitled to vote             shares entitled to vote
                    constitutes a quorum at any  constitutes a quorum at any
                    meeting of shareholders.     meeting of shareholders
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Vote Required for   A plurality of votes at the  A plurality of votes cast at
Election of         meeting. Cumulative voting   the meeting.  Cumulative
Trustees            is not permitted.            voting is not permitted
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Adjournment of      In the absence of a quorum,  In the absence of a quorum,
Meetings            a majority of those          a plurality of the shares
                    shareholders present in      present in person or by
                    person or by proxy may       proxy may adjourn the
                    adjourn the meeting from     meeting from time to time
                    time to time without         without further notice than
                    further notice than by       by announcement at the
                    announcement at the meeting  meeting until a quorum shall
                    until a quorum shall be      be present.
                    present.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Removal of          A Trustee may be removed at  A Trustee may be removed at
Trustees by         any special meeting of       any special meeting of
Shareholders        shareholders by a vote of    shareholders by a vote of
                    two-thirds of the            two-thirds of the
                    outstanding shares.          outstanding shares.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Personal Liability  Provided they have acted     Trustees and officers of the
of Officers and     under the belief that their  Trust shall be liable for
Trustees            actions are in the best      the their willful
                    interest of the Trust, the   misfeasance, bad faith,
                    Trustees and officers shall  gross negligence or reckless
                    not be responsible for or    disregard of the duties
                    liable in any event for      involved in the conduct of
                    neglect or wrongdoing by     the office of Trustee or
                    them or any officer, agent,  officer, as the case may be,
                    employee, investment         and for nothing else.
                    adviser or principal
                    underwriter of the Trust or
                    of any entity providing
                    administrative services to
                    the Trust, but nothing
                    herein contained shall
                    protect any Trustee or
                    officer against any
                    liability to which he would
                    otherwise be subject by
                    reason of willful
                    misfeasance, bad faith,
                    gross negligence or
                    reckless disregard of the
                    duties involved in the
                    conduct of his office.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Personal Liability  Under certain                Under certain circumstances,
of Shareholders     circumstances, shareholders  shareholders may be held
                    may be held personally       personally liable as
                    liable as partners under     partners under Massachusetts
                    Massachusetts law for        law for obligations of the
                    obligations of the Trust.    Trust.  To protect its
                    To protect its               shareholders, the Trust has
                    shareholders, the Trust has  filed legal documents with
                    filed legal documents with   Massachusetts that expressly
                    Massachusetts that           disclaim the liability of
                    expressly disclaim the       its shareholders for acts or
                    liability of its             obligations of the Trust.
                    shareholders for acts or     In the unlikely event a
                    obligations of the Trust.    shareholder is held
                    In the unlikely event a      personally liable for the
                    shareholder is held          Trust's obligations, the
                    personally liable for the    Trust is required by the
                    Trust's obligations, the     Declaration of Trust to use
                    Trust is required by the     its property to protect or
                    Declaration of Trust to use  compensate the shareholder.
                    its property to protect or   On request, the Trust will
                    compensate the shareholder.  defend any claim made and
                    On request, the Trust will   pay any judgment against a
                    defend any claim made and    shareholder for any act or
                    pay any judgment against a   obligation of the Trust.
                    shareholder for any act or   Therefore, financial loss
                    obligation of the Trust.     resulting from liability as
                    Therefore, financial loss    a shareholder will occur
                    resulting from liability as  only if the Trust itself
                    a shareholder will occur     cannot meet its obligations
                    only if the Trust itself     to indemnify shareholders
                    cannot meet its obligations  and pay judgments against
                    to indemnify shareholders    them.
                    and pay judgments against
                    them.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Number of           Unlimited; no par value.     Unlimited; no par value.
Authorized Shares;
Par Value
-------------------------------------------------------------------------------



  INFORMATION ABOUT FEDERATED MDT LARGE CAP GROWTH FUND AND FEDERATED LARGE CAP
                                   GROWTH FUND


Where to Find Additional Information

      Information about LCGF is included in its Prospectus and its SAI dated December 31, 2006, each of which is incorporated herein by reference. Information about MLCGF's Class A Shares and Class C Shares is included in its Prospectus for these classes dated December 11, 2006, and information about MLCGF's Class B Shares is included in its Prospectus for this class dated March 28, 2007, each of which is incorporated herein by reference, and information concerning all classes is included in MLCGF's SAI dated December 11, 2006 (Revised March 28, 2007), which is incorporated herein by reference. A copy of the Prospectuses for the Class A Shares and Class C Shares or the Class B Shares, as appropriate, of MLCGF accompanies this Prospectus/Proxy Statement. Copies of the SAI of MLCGF, the Prospectus and SAI of LCGF and the SAI dated May 2, 2007 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Prospectuses and SAIs of LCGF and MLCGF are also available electronically at Federated's website at FederatedInvestors.com.

      The MDT Trust, on behalf of MLCGF, and the FEF Trust, on behalf of LCGF, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements and other information filed by the MDT Trust on behalf of MLCGF and by the FEF Trust on behalf of LCGF, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).


Legal Proceedings

      Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

      Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

      The board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.


--------------------------------------------------------------------------------
   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE
                      AGREEMENT AND PLAN OF REORGANIZATION.
--------------------------------------------------------------------------------


              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

      Proxies are being solicited by the Board of Trustees of the FEF Trust, on behalf of its portfolio LCGF. The proxies will be voted at the special meeting of shareholders of LCGF to be held at _____ (Eastern Time) on June 22, 2007 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by MLCGF's Adviser or its affiliates. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of MLCGF's Adviser or its affiliates or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about May 14, 2007, to shareholders of record at the close of business on April 24, 2007 (the "Record Date").

      LCGF's Annual Report, which includes audited financial statements for its fiscal year ended October 31, 2006, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended April 30, 2006, were previously mailed to shareholders of LCGF. MLCGF's Annual Report, which includes audited financial statements for its fiscal year ended July 31, 2006, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended January 31, 2006, were previously mailed to shareholders of MLCGF or its predecessor fund. LCGF and MLCGF will each promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or the Semi-Annual Report. Requests for Annual Reports or Semi-Annual Reports for MLCG or LCGF may be made by writing to the Funds' principal executive offices or by calling the toll-free telephone number, 1-800-341-7400. The principal executive office for both Funds is located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. Except for MLCGF's Annual Report, which was issued by its predecessor fund, these reports are also available electronically at Federated's website at FederatedInvestors.com.


Proxies, Quorum and Voting at the Special Meeting

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Class A, Class B and Class C Share of LCGF is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of MLCGF are not being solicited since their approval is not required in order to effect the Reorganization.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the FEF Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

      In order to hold the Special Meeting, a "quorum" of shareholders of LCGF must be present. Due to the requirements of the 1940 Act discussed in the next paragraph, holders of majority of the total number of Class A, Class B and Class C Shares of LCGF entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization. Holders of one-fourth of the total number of Class A, Class B and Class C Shares of LCGF entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of transacting any other business which may properly come before the meeting..

      Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the Class A, Class B and Class C Shares of LCGF present at the meeting, voting together as a single class, if the shareholders of more than 50% of the outstanding Class A, Class B and Class C Shares of LCGF are present or represented by proxy; or (B) more than 50% of the outstanding Class A, Class B and Class C Shares of LCGF, voting together as a single class.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


Share Ownership of the Funds

      Officers and Directors of the Trust own less than 1% of each class of LCGF's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of each class of LCGF:

Class A Shares: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Class A Shares: Edward Jones & Co., Maryland Heights, MO, owned approximately 2,336,392 Shares (21.30%) and IITC & Co., Niwot, CO, owned approximately 672,947 Shares (6.14%).

Class B Shares: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Class B Shares: Pershing LLC, Jersey City, NJ, owned approximately 820,178 Shares (11.64%) and Edward Jones & Co., Maryland Heights, MO, owned approximately 623,984 Shares (8.86%).

Class C Shares: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Class C Shares: MLPF&S, Jacksonville, FL owned approximately 112,580 Shares (9.58%), Edward Jones & Co., Maryland Heights, MO, owned approximately 74,788 Shares (6.36%) and Pershing LLC, Jersey City, NJ, owned approximately 69,406 Shares (5.90%).

      Officers and Trustees of MLCGF own less than 1% of each class of MLCGF's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of each class of MLCGF:

Class A Shares: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Class A Shares: Edward Jones & Co., Maryland Heights, MO, owned approximately 34,126 Shares (63.16%) and Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 18,806 Shares (34.81%).

Class B Shares:

Class C Shares: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Class C Shares: Edward Jones & Co., Maryland Heights, MO, owned approximately 3,163 Shares (18.68%) and Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 12,158 Shares (71.80%).

Institutional Shares: The following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Institutional Shares: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 1,695 Shares (5.36%), Gerald P. Thomas, Park City, UT owned approximately 3,087 Shares (9.76%) and State Street Bank and Trust Company, Bedford, MA, owned approximately 23,868 Shares (75.48%).

      Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Jones Financial Companies; organized in the state of Missouri.

Merrill Lynch Pierce Fenner & Smith is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc.; organized in the state of Delaware.

State Street Bank and Trust Company is organized in the state of Massachusetts and is a subsidiary of State Street Corporation; organized in the state of Massachusetts.


Interests of Certain Persons

      Each Funds is managed byits Adviser. Both Advisers are subsidiaries of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of both the FEF Trust and the MDT Trust.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      LCGF is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Equity Funds, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of LCGF.


--------------------------------------------------------------------------------
  SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.
--------------------------------------------------------------------------------


                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary


May 2, 2007

                                                                      EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                     between

              FEDERATED MDT SERIES, with respect to its portfolio,
                       FEDERATED MDT LARGE CAP GROWTH FUND

                                       and

             FEDERATED EQUITY FUNDS, with respect to its portfolio,
                         FEDERATED LARGE CAP GROWTH FUND

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 1st day of May 2007, by and between FEDERATED MDT SERIES, a Massachusetts business trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "MDT Trust"), with respect to its portfolio, FEDERATED MDT LARGE CAP GROWTH FUND (the "Acquiring Fund"), and FEDERATED EQUITY FUNDS, a Massachusetts business trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "FEF Trust" and, collectively with the MDT Trust, the "Trusts"), with respect to its portfolio, FEDERATED LARGE CAP GROWTH FUND (the "Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").


                                    RECITALS

      This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares, Class C Shares of the Acquiring Fund ("Acquiring Fund Shares"); and
(ii) the distribution of Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund to the holders of Class A Shares, Class B Shares and Class C Shares, respectively, of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS, the Acquired Fund is a separate portfolio of the FEF Trust, the Trusts are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, each of the Acquiring Fund and the Acquired Fund is authorized to issue its respective shares of beneficial interest;

      WHEREAS, the Trustees of the MDT Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

      WHEREAS, the Trustees of the FEF Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;


                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


                                    ARTICLE I


             TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund:

            (a) the number of full and fractional Class A Shares of the Acquiring Fund determined by multiplying (i) the Class A Shares outstanding of the Acquired Fund by (ii) the ratio computed by dividing
      (x) the net asset value per Class A Share of the Acquired Fund by (y) the net asset value per Class A Share of the Acquiring Fund;

            (a) the number of full and fractional Class B Shares of the Acquiring Fund determined by multiplying (i) the Class B Shares outstanding of the Acquired Fund by (ii) the ratio computed by dividing
      (x) the net asset value per Class B Share of the Acquired Fund by (y) the net asset value per Class B Share of the Acquiring Fund; and

            (a) the number of full and fractional Class C Shares of the Acquiring Fund determined by multiplying (i) the Class C Shares outstanding of the Acquired Fund by (ii) the ratio computed by dividing
      (x) the net asset value per Class C Share of the Acquired Fund by (y) the net asset value per Class C Share of the Acquiring Fund;

in each case computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Class A Shares of the Acquired Fund will receive Class A Shares of the Acquiring Fund, holders of the Class B Shares of the Acquired Fund will receive Class B Shares of the Acquiring Fund, and holders of the Class C Shares of the Acquired Fund will receive Class C Shares of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

      The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than as the result of changes in the market values of securities or otherwise occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

      1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to the shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), of its Class A Shares, Class B Shares and Class C Shares, respectively, all of the Acquiring Fund Class A Shares, Class B Shares and Class C Shares, respectively, received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

      1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

      1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

      1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.


                                   ARTICLE II


                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund's Class A Shares, Class B Shares and Class C Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by
(b) the ratio computed by (x) dividing the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class, as provided in paragraph 1.1, of Acquiring Fund Shares, determined in accordance with paragraph 2.2.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.


                                   ARTICLE III


                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing shall occur on or about June 22, 2007, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

      3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

      3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

      3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the FEF Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts, officers certificates, transfer agent certificates, custodian certificates, opinions, and other certificates and documents, if any, as such other party or its counsel may reasonably request.


                                   ARTICLE IV


                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The FEF Trust, on behalf of the Acquired Fund, represents and warrants to the MDT Trust as follows:

            a) The Acquired Fund is a legally designated, separate portfolio of a trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

            b) The FEF Trust is registered as an open-end management investment company under the 1940 Act, and the FEF Trust's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

            c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            d) The Acquired Fund is not in violation, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation, of any provision of the FEF Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

            e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

            f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially
      and adversely affect its      financial condition, the conduct of its
      business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            g) The financial statements of the Acquired Fund as of October 31,2006, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and audited by KPMG LLP, independent registered public accountants, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

            h) The unaudited financial statements of the Acquired Fund as of April 30, 2006, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

            i) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

            j) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            k) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

            l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances of which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

            m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the FEF
      Trust. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the FEF Trust, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall comply in all material respects with federal securities and other laws and regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

            o) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

            p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Massachusetts law for the execution of this Agreement by the FEF Trust or the performance of this Agreement by the FEF Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The MDT Trust, on behalf of the Acquiring Fund, represents and warrants to the FEF Trust as follows:

            a) The MDT Trust is a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of Massachusetts.

            b) The MDT Trust is registered as an open-end management investment company under the 1940 Act, and the MDT Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

            d) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of the MDT Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

            f) The financial statements of the Acquiring Fund as of July 31, 2006, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and audited by Ernst & Young LLP, independent registered public accountants, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

            g) The unaudited financial statements of the Acquiring Fund as of January 31, 2007, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

            h) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

            i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

            j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the MDT Trust, and this Agreement constitutes a valid and binding obligation of the MDT Trust, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            k) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall comply in all material respects with federal securities and other laws and regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

            m) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

            n) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the MDT Trust or the performance of the Agreement by the MDT Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

            o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


                                    ARTICLE V


              COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date; it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

      5.2 APPROVAL OF SHAREHOLDERS. The FEF Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

      5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the FEF Trust's Treasurer.

      5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The MDT Trust will review and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 Form N-14, and the proxy materials for inclusion therein in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein (the "Proxy Materials").

      5.8 On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.


                                   ARTICLE VI


            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the MDT Trust and the Acquiring Fund of all the obligations to be performed by them pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

      6.1 All representations, covenants, and warranties of the MDT Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The MDT Trust shall have delivered to the Acquired Fund a certificate executed in the MDT Trust's name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.


                                   ARTICLE VII


            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by FEF Trust and the Acquired Fund of all the obligations to be performed by the them pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

      7.1 All representations, covenants, and warranties of FEF Trust and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The FEF Trust shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the FEF Trust's name by the its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the FEF Trust.


                                  ARTICLE VIII


               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                        ACQUIRING FUND AND ACQUIRED FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the FEF Trust's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

      a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of
            Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

      b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

      c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

      d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

      e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

      f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

      Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.


                                   ARTICLE IX


                                    EXPENSES

      Federated Equity Management Company of Pennsylvania, Federated MTDA LLC or their affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization, provided, however, that the Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees;
(e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.


                                    ARTICLE X


                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The MDT Trust, on behalf of the Acquiring Fund and the FEF Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

      10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.


                                   ARTICLE XI


                                   TERMINATION

      This Agreement may be terminated by the mutual agreement of the MDT Trust and the FEF Trust. In addition, either the MDT Trust or the FEF Trust may at its option terminate this Agreement at or before the Closing Date due to:

      a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

      b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

      c) a determination by a party's Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of Acquired Fund or the Acquiring Fund, and notice given to the other party hereto.

      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the MDT Trust, the Acquired Fund, the FEF Trust, or their respective trustees or officers, to the other party or its trustees or officers.


                                   ARTICLE XII


                                   AMENDMENTS

      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the MDT Trust and the FEF Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                  ARTICLE XIII


               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of laws rules of that or any other jurisdiction.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                             FEDERATED EQUITY FUNDS

                                             on behalf of its portfolio,
                                             Federated Large Cap Growth Fund



                                             ----------------------------------
                                             John W. McGonigle, Secretary




                                             FEDERATED MDT SERIES

                                             on behalf of its portfolio,
                                             Federated MDT Large Cap Growth Fund




                                            ------------------------------------
                                             John W. McGonigle, Secretary




                                                                  EXHIBIT 17.2

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Large Cap Growth Fund (the "Fund"), a portfolio of Federated Equity Funds (the "Trust"), hereby designate and appoint _____________________________, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 22, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000, at 2:00 p.m. (Eastern
Time) and at any adjournment thereof.

The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting in accordance with the choices made on
this ballot.   If no choice is indicated as to a proposal, this proxy will be voted affirmatively on the matters. The proxies may vote in their discretion on any other matter which may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.



PROPOSAL:   To approve or disapprove a proposed Agreement and Plan of
            Reorganization pursuant to which Federated MDT Large Cap Growth
            Fund would acquire all of the assets of Federated Large Cap
            Growth Fund in exchange for Class A Shares, Class B Shares, Class
            C Shares and Institutional Shares of Federated MDT Large Cap
            Growth Fund to be distributed pro rata by Federated Large Cap
            Growth Fund in complete liquidation and termination of Federated
            Large Cap Growth Fund.

            FOR               [   ]



            AGAINST           [   ]


            ABSTAIN           [   ]






                              YOUR VOTE IS IMPORTANT
                        Please complete, sign and return this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.






                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 2, 2007


                          ACQUISITION OF THE ASSETS OF

                        FEDERATED LARGE CAP GROWTH FUND,
                     A PORTFOLIO OF FEDERATED EQUITY FUNDS

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No:  1-800-341-7400

   BY AND IN EXCHANGE FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES OF

                      FEDERATED MDT LARGE CAP GROWTH FUND,
                       A PORTFOLIO OF FEDERATED MDT SERIES

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No:  1-800-341-7400

















This Statement of Additional Information dated May 2, 2007, is not a prospectus. A Prospectus/Proxy Statement dated May 2, 2007, related to the above-referenced matter may be obtained from Federated Large Cap Growth Fund by writing or calling Federated Large Cap Growth Fund at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                                TABLE OF CONTENTS


                                                                            Page

1.Statement of Additional Information of Federated Large Cap Growth
  Fund, a portfolio of Federated Equity Funds, dated December 31, 2006
  (incorporated by reference).                                                3

2.    Statement of Additional Information of Federated MDT Large Cap
      Growth Fund, a portfolio of Federated MDT Series, dated
      December 11, 2006 (Revised March 28, 2007)(incorporated by
      reference)                                                              3

3. Audited Financial Statements of Federated Large Cap Growth Fund, a portfolio of Federated Equity Funds, dated October 31, 2006
      (incorporated by reference)                                             3

4.    Audited Financial Statements of MDT Large Cap Growth Fund, a
      portfolio of MDT Funds, dated July 31, 2006 (incorporated by
      reference)                                                              3


5.    Unaudited Semi-Annual Financial Statements of Federated Large
      Cap Growth Fund, a portfolio of Federated Equity Funds, dated
      April 30, 2006 (incorporated by reference)                              3

6.  Unaudited Semi-Annual Financial Statements of Federated MDT Large
    Cap Growth Fund, a portfolio of Federated MDT Series, dated
    January 31, 2007 (incorporated by reference)                              3

7.  Federated Large Cap Growth Fund and Federated MDT Large Cap Growth
    Fund, Pro Forma Financial Statements for the Period Ended
    July 31, 2006 (unaudited):
       Introduction                                                           4
       Pro Forma Combining Portfolio of Investments,
        July 31, 2006 (unaudited)                                             5
       Pro Forma Combining Statements of Assets and
        Liabilities, Period Ended July 31, 2006 (unaudited)                  11
       Pro Forma Combining Statements of Operations, Period Ended
        July 31, 2006 (unaudited)                                            13
       Notes to Pro Forma Financial Statements, for the Period Ended
         July 31, 2006 (unaudited)                                           15
8.  Federated Large Cap Growth Fund and Federated MDT Large Cap Growth
    Fund, Pro Forma Financial Statements for the Six Months Ended
    January 31, 2007 (unaudited):

       Introduction                                                          19
       Pro Forma Combining Portfolio of Investments,
        January 31, 2007 (unaudited)                                         20
       Pro Forma Combining Statements of Assets and Liabilities,
        Period Ended January 31, 2007 (unaudited)                            26
       Pro Forma Combining Statements of Operations,
        Period Ended January 31, 2007 (unaudited)                            28
       Notes to Pro Forma Financial Statements, for the
        Period Ended January 31, 2007 (unaudited)                            30




INFORMATION INCORPORATED BY REFERENCE

      The Statement of Additional Information of Federated Large Cap Growth Fund, a portfolio of Federated Equity Funds, dated December 31, 2006, is incorporated by reference to Federated Equity Funds, Post-Effective Amendment No. 79 to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about December 29, 2006. A copy may be obtained from the Federated Large Cap Growth Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, dated December 11, 2006 (Revised March 15, 2007), is incorporated by reference to Federated MDT Series Post-Effective Amendment No. 02 to its Registration Statement on Form N-1A (File No. 811-21904), which was filed with the Securities and Exchange Commission on or about December 12, 2006. A copy may be obtained from the Federated MDT Large Cap Growth Fund at 1-800-341-7400.

      The audited financial statements of Federated Large Cap Growth Fund, dated October 31, 2006, are incorporated by reference to the Annual Report to shareholders of Federated Large Cap Growth Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 29, 2006.

      The audited financial statements of MDT Large Cap Growth Fund, dated July 31, 2006, are incorporated by reference to the Annual Report to shareholders of MDT Large Cap Growth Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 30, 2006.

      The unaudited financial statements of Federated Large Cap Growth Fund, dated April 30, 2006, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Large Cap Growth Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 29, 2006.

      The unaudited financial statements of MDT Large Cap Growth Fund, dated January 31, 2007, are incorporated by reference to the Semi-Annual Report to shareholders of MDT Large Cap Growth Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 29, 2007.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED JULY 31, 2006 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund (individually referred to as the "Fund" or collectively as the "Funds"), for the period ended July 31, 2006. MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the reorganization, Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from September 15, 2005 (date of initial public investment of the Predecessor Fund) to July 31, 2006. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2006.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated Large Cap Growth Fund for Class A Shares, Class B Shares and Class C Shares of Federated MDT Large Cap Growth Fund. Under generally accepted accounting principles, Federated MDT Large Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JULY 31, 2006 (UNAUDITED)

  FEDERATED LARGE CAP      FEDERATED MDT LARGE CAP       PRO       FEDERATED LARGE CAP      FEDERATED MDT LARGE CAP       PRO
     GROWTH FUND              GROWTH FUND (1)           FORMA         GROWTH FUND              GROWTH FUND (1)           FORMA
                                                      COMBINED                                                         COMBINED

----------------------------------------
   SHARES OR PRINCIPAL AMOUNT   VALUE
 COMMON STOCKS - 98.9%
----------------------------------------
 AEROSPACE & DEFENSE - 2.8%
 26,000  0  26,000 LOCKHEED MARTIN CORP.     $2,071,680     $0 $2,071,680
                                            ------------------------------
   0    325  325   RAYTHEON CO.                       0 14,648     14,648
                                            ------------------------------
 40,000  0  40,000 UNITED TECHNOLOGIES CORP.  2,487,600      0  2,487,600
                                            ------------------------------
                       TOTAL                  4,559,280 14,648  4,573,928
 AIR FREIGHT & LOGISTICS - 0.8%

30,000 220 30,220 EXPEDITORS INTERNATIONAL WASHINGTON, INC. 1,364,100 10,003 1,374,103

 BEVERAGES - 2.7%
   0    64    64   (2)HANSEN NATURAL CORP.         0 2,943     2,943
 70,000  0  70,000 PEPSICO, INC.           4,436,600     0 4,436,600
                                          ---------------------------
                        TOTAL              4,436,600 2,943 4,439,543
 BIOTECHNOLOGY - 7.3%
 80,000  0  80,000 (2)AMGEN, INC.            5,579,200      0  5,579,200
   0    64    64   (2)CELGENE CORP.                  0  3,065      3,065
 45,000 229 45,229 (2)GENENTECH, INC.        3,636,900 18,508  3,655,408
 45,000 376 45,376 (2)GILEAD SCIENCES, INC.  2,766,600 23,116  2,789,716
                                           ------------------------------
                        TOTAL               11,982,700 44,689 12,027,389
 CAPITAL MARKETS - 4.0%
 28,000 15  28,015 GOLDMAN SACHS GROUP, INC. 4,277,000 2,291 4,279,291
 35,000  0  35,000 MORGAN STANLEY            2,327,500     0 2,327,500
                                            ---------------------------
                        TOTAL                6,604,500 2,291 6,606,791
 CHEMICALS - 2.1%
 90,000  0  90,000 CELANESE CORP. 1,728,900     0 1,728,900
   0    36    36   SCOTTS CO.             0 1,412     1,412
 33,000  0  33,000 PRAXAIR, INC.  1,809,720     0 1,809,720
                                 ---------------------------
                        TOTAL     3,538,620 1,412 3,540,032
 COMMERCIAL SERVICES & SUPPLIES - 1.0%
   0    19    19   CORPORATE EXECUTIVE BOARD CO.           0  1,786     1,786
   0    122  122   PITNEY BOWES, INC.                      0  5,041     5,041
   0    131  131   ROBERT HALF INTERNATIONAL, INC.         0  4,239     4,239
 50,000  0  50,000 WASTE MANAGEMENT, INC.          1,719,000      0 1,719,000
                                                  ----------------------------
                        TOTAL                      1,719,000 11,066 1,730,066
 COMMUNICATIONS EQUIPMENT - 4.8%
 90,000   0  90,000  (2)CISCO SYSTEMS, INC 1,606,500      0 1,606,500
                                          ----------------------------
 130,000  0  130,000 MOTOROLA, INC.        2,958,800      0 2,958,800
                                          ----------------------------
 95,000  807 95,807  QUALCOMM, INC.        3,349,700 28,455 3,378,155
                                          ----------------------------
                         TOTAL             7,915,000 28,455 7,943,455
 COMPUTERS & PERIPHERALS - 2.9%
 70,000 248 70,248 (2)APPLE, INC. 4,757,200 16,854 4,774,054
                                 ----------------------------
   0    363  363   IBM CORP.              0 28,100    28,100
                                 ----------------------------
                        TOTAL     4,757,200 44,954 4,802,154
 CONSTRUCTION & ENGINEERING - 1.6%
 30,000  0  30,000 FLUOR CORP. 2,634,900   0 2,634,900
 CONSTRUCTION MATERIALS - 0.0%
  0  40  40  MARTIN MARIETTA MATERIALS   0 3,221 3,221
 CONSUMER FINANCE - 2.1%
 45,000  0  45,000 CAPITAL ONE FINANCIAL CORP. 3,480,750     0 3,480,750
   0    35    35   (2)FIRST MARBLEHEAD CORP.           0 1,603     1,603
                                              ---------------------------
                       TOTAL                   3,480,750 1,603 3,482,353
 DIVERSIFIED FINANCIAL SERVICES - 1.0%

  0    42    42   (2)CBOT HOLDINGS, INC.                             0  5,263     5,263
37,000  0  37,000 CIT GROUP, INC.                            1,698,670      0 1,698,670
  0    39    39   CHICAGO MERCANTILE EXCHANGE HOLDINGS, INC.         0 17,987    17,987
                       TOTAL                                 1,698,670 23,250 1,721,920

 ELECTRIC UTILITIES - 1.6%
   0    110  110   (2)ALLEGHENY ENERGY, INC.         0 4,516     4,516
                                            ---------------------------
 65,000  0  65,000 EDISON INTERNATIONAL      2,689,700     0 2,689,700
                                            ---------------------------
                       TOTAL                 2,689,700 4,516 2,694,216
 ELECTRONIC EQUIPMENT - 1.7%
 35,000  0  35,000 EMERSON ELECTRIC CO. 2,762,200   0 2,762,200
                                       -------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
  0  42  42  AMPHENOL CORP., CLASS A   0 2,355 2,355
                                    -----------------
 ENERGY EQUIPMENT & SERVICES - 6.4%
  0    110  110   BAKER HUGHES, INC.                         0  8,795      8,795
  0    91    91   DIAMOND OFFSHORE DRILLING, INC.            0  7,183      7,183
  0    83    83   ENSCO INTERNATIONAL, INC.                  0  3,836      3,836
45,000 53  45,053 GLOBALSANTAFE CORP.                2,471,850  2,911  2,474,761
75,000 176 75,176 HALLIBURTON CO.                    2,502,000  5,871  2,507,871
  0    24    24   HELMERICH & PAYNE, INC.                    0    664        664
  0    38    38   (2)NATIONAL-OILWELL, INC.                  0  2,548      2,548
20,000 355 20,355 SCHLUMBERGER LTD.                  1,337,000 23,732  1,360,732
                                                   -----------------------------
22,000  0  22,000 (2)TRANSOCEAN SEDCO FOREX, INC.    1,699,060      0  1,699,060
                                                   -----------------------------
55,000  0  55,000 (2)WEATHERFORD INTERNATIONAL LTD.  2,576,200      0  2,576,200
                                                   -----------------------------
                      TOTAL                         10,586,110 55,540 10,641,650
 FOOD & STAPLES RETAILING - 2.5%
 80,000  0  80,000 CVS CORP.                2,617,600      0 2,617,600
   0    642  642   WAL-MART STORES, INC.            0 28,569    28,569
                                           ----------------------------
 25,000  0  25,000 WHOLE FOODS MARKET, INC. 1,437,750      0 1,437,750
                                           ----------------------------
                       TOTAL                4,055,350 28,569 4,083,919
 FOOD PRODUCTS - 1.6%
 60,000  0  60,000 ARCHER-DANIELS-MIDLAND CO. 2,640,000   0 2,640,000
 HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
  0  29  29  HILLENBRAND INDUSTRIES, INC.   0 1,440 1,440
 HEALTH CARE PROVIDERS & SERVICES - 4.0%
   0    150  150   AETNA, INC.                               0  4,723     4,723
 20,000  0  20,000 CIGNA CORP.                       1,825,000      0 1,825,000
   0    272  272   CAREMARK RX, INC.                         0 14,362    14,362
                                                    ----------------------------
 40,000 138 40,138 (2)EXPRESS SCRIPTS, INC., CLASS A 3,081,200 10,630 3,091,830
   0    12    12   (2)HUMANA, INC.                           0    671       671
                                                    ----------------------------
 36,000  0  36,000 UNITEDHEALTH GROUP, INC.          1,721,880      0 1,721,880
                                                    ----------------------------
                       TOTAL                         6,628,080 30,386 6,658,466
 HOTELS, RESTAURANTS & LEISURE - 3.8%

25,000  0  25,000 HARRAH'S ENTERTAINMENT, INC.         1,502,750      0 1,502,750
  0    331  331   (2)LAS VEGAS SAND CORP.                      0 20,532    20,532
45,000 128 45,128 (2)MGM MIRAGE                        1,599,300  4,549 1,603,849
62,000  0  62,000 MARRIOTT INTERNATIONAL, INC. CLASS A 2,181,160      0 2,181,160
27,000  0  27,000 MCDONALD'S CORP.                       955,530      0   955,530
  0    655  655   (2)STARBUCKS CORP.                           0 22,440    22,440
                       TOTAL                           6,238,740 47,521 6,286,261

 HOUSEHOLD PRODUCTS - 1.5%
 40,000  0  40,000 COLGATE-PALMOLIVE CO. 2,372,800      0 2,372,800
                                        ----------------------------
   0    356  356   KIMBERLY-CLARK CORP.          0 21,734    21,734
                                        ----------------------------
                        TOTAL            2,372,800 21,734 2,394,534
 IT SERVICES - 0.0%
  0  68  68  (2)ALLIANCE DATA SYSTEMS CORP.            0 3,490 3,490
                                                    -----------------
  0  78  78  (2)CHECKFREE CORP.                        0 3,471 3,471
                                                    -----------------
  0  34  34  (2)COGNIZANT TECHNOLOGY SOLUTIONS CORP.   0 2,227 2,227
                                                    -----------------
                  TOTAL                                0 9,188 9,188
 INDUSTRIAL CONGOLMERATES - 4.5%
 65,000 416 65,416 3M CO.        4,576,000 29,286 4,605,286
                                ----------------------------
 32,000  0  32,000 TEXTRON, INC. 2,877,120      0 2,877,120
                                ----------------------------
                        TOTAL    7,453,120 29,286 7,482,406
 INSURANCE - 1.7%
   0    67    67   AFLAC, INC.            0 2,957     2,957
 50,000  0  50,000 ALLSTATE CORP. 2,841,000     0 2,841,000
                                 ---------------------------
                        TOTAL     2,841,000 2,957 2,843,957
 INTERNET SOFTWARE & SERVICES - 5.7%
    0     0     0    (2)EBAY, INC.           0   0         0
 14,000   0  14,000  (2)GOOGLE, INC. 5,412,400   0 5,412,400
 150,000  0  150,000 (2)YAHOO, INC.  4,071,000   0 4,071,000
                                    -------------------------
                          TOTAL      9,483,400   0 9,483,400
 LIFE SCIENCES TOOLS & SERVICES - 0.0%
  0  25  25  (2)COVANCE, INC.                           0 1,594 1,594
  0  36  36  PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.   0 1,385 1,385
                                                     -----------------
                  TOTAL                                 0 2,979 2,979
 MACHINERY - 0.8%
   0    44    44   CUMMINS, INC.            0 5,148     5,148
 35,000 77  35,077 JOY GLOBAL, INC. 1,313,200 2,889 1,316,089
                                   ---------------------------
                        TOTAL       1,313,200 8,037 1,321,237
 MEDIA - 0.0%
  0  741 741 (2)COMCAST CORP., CLASS A   0 25,476 25,476
  0  481 481 (2)DIRECTV GROUP, INC.      0  8,201  8,201
  0  413 413 NEWS CORP., INC.            0  7,946  7,946
                                      -------------------
                  TOTAL                  0 41,623 41,623
 METALS & MINING- 3.7%
 60,000  0  60,000 ALCOA, INC.                  1,797,000     0 1,797,000
                                               ---------------------------
 40,000 43  40,043 ALLEGHENY TECHNOLOGIES, INC. 2,555,600 2,747 2,558,347
                                               ---------------------------
 20,000  0  20,000 NEWMONT MINING CORP.         1,024,600     0 1,024,600
                                               ---------------------------
 13,000  0  13,000 UNITED STATES STEEL CORP.      819,910     0   819,910
                                               ---------------------------
                        TOTAL                   6,197,110 2,747 6,199,857
 MULTI-LINE RETAIL- 2.4%
   0    219  219   (2)KOHL'S CORP.         0 12,402    12,402
                                  ----------------------------
 85,000 81  85,081 TARGET CORP.    3,903,200  3,720 3,906,920
                                  ----------------------------
                        TOTAL      3,903,200 16,122 3,919,322
 OIL, GAS & CONSUMABLE FUELS - 1.2%
   0    10    10   CONSOL ENERGY, INC.          0    412       412
                                       ----------------------------
 40,000 242 40,242 PEABODY ENERGY, INC. 1,996,000 12,076 2,008,076
                                       ----------------------------
   0    64    64   XTO ENERGY, INC.             0  3,007     3,007
                                       ----------------------------
                       TOTAL            1,996,000 15,495 2,011,495
 PHARMACEUTICALS - 8.6%

90,000  0  90,000 (2)FOREST LABORATORIES, INC., CLASS A  4,167,900      0  4,167,900
90,000  0  90,000 JOHNSON & JOHNSON                      5,629,500      0  5,629,500
  0    650  650   SCHERING PLOUGH CORP.                          0 13,286     13,286
90,000  0  90,000 WYETH                                  4,362,300      0  4,362,300
                       TOTAL                            14,159,700 13,286 14,172,986

 ROAD & RAIL - 1.7%
 45,000 50  45,050 CSX CORP. 2,730,600 3,034 2,733,634
 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 3.8%

   0    113   113   (2)ALTERA CORP.                            0  1,956     1,956
   0    216   216   ANALOG DEVICES, INC.                       0  6,983     6,983
100,000  0  100,000 APPLIED MATERIALS, INC.            1,574,000      0 1,574,000
   0    89    89    KLA-TENCOR CORP.                           0  1,814     1,814
20,000  89  20,089  (2)LAM RESEARCH CORP.                831,800  3,702   835,502
   0    196   196   LINEAR TECHNOLOGY CORP.                    0  6,341     6,341
55,000   0  55,000  (2)MEMC ELECTRONIC MATERIALS, INC. 1,673,100      0 1,673,100
120,000  0  120,000 (2)MARVELL TECHNOLOGY GROUP LTD.   2,226,000      0 2,226,000
   0    207   207   MAXIM INTEGRATED PRODUCTS, INC.            0  6,082     6,082
   0    191   191   (2)NVIDIA CORP.                            0  4,227     4,227
   0    798   798   TEXAS INSTRUMENTS, INC.                    0 23,764    23,764
                        TOTAL                          6,304,900 54,869 6,359,769

 SOFTWARE - 4.5%
 75,000  214 75,214  (2)AUTODESK, INC. 2,558,250 7,300 2,565,550
                                      ---------------------------
 200,000  0  200,000 MICROSOFT CORP.   4,806,000     0 4,806,000
                                      ---------------------------
                         TOTAL         7,364,250 7,300 7,371,550
 SPECIALTY RETAIL - 1.0%
 30,000  0  30,000 ABERCROMBIE & FITCH CO., CLASS A 1,588,800      0 1,588,800
   0    221  221   BEST BUY CO., INC.                       0 10,020    10,020
   0    54    54   (2)CARMAX, INC.                          0  1,879     1,879
                                                   ----------------------------
   0    530  530   LOWE'S COS., INC.                        0 15,026    15,026
                                                   ----------------------------
                       TOTAL                        1,588,800 26,925 1,615,725
 TEXTILES, APPAREL & LUXURY GOODS - 1.4 %
   0    281  281   (2)COACH, INC.              0 8,068     8,068
 30,000  0  30,000 NIKE, INC., CLASS B 2,370,000     0 2,370,000
                                      ---------------------------
                       TOTAL           2,370,000 8,068 2,378,068
 TOBACCO - 1.7 %
 34,300  0  34,300 ALTRIA GROUP, INC. 2,742,971   0 2,742,971
 TRADING COMPANIES & DISTRIBUTORS - 0.0 %

 0  61  61  GRAINGER (W.W.), INC.                                            0   3,787       3,787
 0  33  33  MSC INDUSTRIAL DIRECT CO.                                        0   1,361       1,361
 0  30  30  (2)WESCO INTERNATIONAL, INC.                                     0   1,747       1,747
                TOTAL                                                        0   6,895       6,895
                TOTAL COMMON STOCKS (IDENTIFIED COST $155,573,048) 163,112,551 629,407 163,741,958

 MUTUAL FUNDS - 0.0%
                    ------
                 ---------------------------------------------
 0  1,330  1,330 |SSGA MONEY MARKET FUND                        0  1,330  1,330
                 --------------------------------------------------------------
 0  25,258 25,258|SSGA PRIME MONEY MARKET FUND                  0 25,258 25,258
                 --------------------------------------------------------------
                      TOTAL MUTUAL FUNDS (AT NET ASSET VALUE) 0 26,588 26,588 REPURCHASE AGREEMENT - 4.0%
                            ------

$6,688,000 $0  $6,688,000 BANK OF AMERICA N.A., 5.29%, DATED 7/31/2006, DUE              6,688,000                 0     6,688,000
                          8/1/2006 (AT COST)
                              TOTAL INVESTMENTS  - 102.9% (IDENTIFIED COST             169,800,551           655,995   170,456,546
                          $162,287,636)(3)
                              OTHER ASSETS AND LIABILITIES - (2.9)%                    (4,824,415)          (21,216)   (4,845,631)
                              TOTAL NET ASSETS - 100%                                            $                 $
                                                                                       164,976,136           634,779  $165,610,915

    (1) MDT LARGE CAP GROWTH FUND WAS REORGANIZED INTO FEDERATED MDT LARGE CAP GROWTH FUND AS OF THE CLOSE OF BUSINESS ON DECEMBER 8, 2006. PRIOR TO THE
     REORGANIZATION, FEDERATED MDT LARGE CAP GROWTH FUND HAD NO INVESTMENT OPERATIONS. FEDERATED MDT LARGE CAP GROWTH FUND IS THE SUCCESSOR TO MDT LARGE
                                CAP GROWTH FUND.

                        (2) Non-income producing security.

(3) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets ($165,610,915) at July 31, 2006.

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
JULY 31, 2006 (UNAUDITED)

*----------------------------         --        --


   FEDERATED  FEDERATED MDT
   LARGE CAP    LARGE CAP    PRO FORMA  PROFORMA
   GROWTH FUND GROWTH FUND (A)  ADJUSTMENT  COMBINED

                                                          Assets:
Investments in securities, at value                                 $169,800,551      $655,995              $0      $170,456,546
Cash                                                                           0        14,959               0            14,959
Income receivable                                                         38,958           204               0            39,162
Receivable for investments sold                                                0        13,088               0            13,088
Receivable for shares sold                                                47,010             0               0            47,010
     Total assets                                                    169,886,519       684,246               0       170,570,765
LIABILITIES:
Payable for investments purchased                                      4,402,242        41,005               0         4,443,247
Payable to bank                                                              563             0               0               563
Payable for shares redeemed                                              138,611             0               0           138,611
Payable for Directors'/Trustees' fees                                          0           122               0               122
Payable for distribution services fees
                                                                          65,843           315               0            66,158
Payable for shareholder services fees
                                                                          13,448             0               0            13,448
Accrued expenses                                                         289,676         8,025               0           297,701
     Total liabilities                                                 4,910,383        49,467               0         4,959,850
NET ASSETS                                                          $164,976,136      $634,779              $0      $165,610,915
NET ASSETS CONSIST OF:
Paid-in capital                                                     $567,828,661      $632,723              $0      $568,461,384
Net unrealized appreciation (depreciation) of investments
                                                                       8,181,958      (13,048)               0         8,168,910
Accumulated net realized gain (loss) on investments
                                                                   (409,960,541)        15,104               0     (409,945,437)
Undistributed net investment income (loss)
                                                                     (1,073,942)             0               0       (1,073,942)
     Total Net Assets                                               $164,976,136      $634,779              $0      $165,610,915
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE

INSTITUTIONAL SHARES:
NET ASSETS                                                                    $0      $305,327              $0          $305,327
SHARES OUTSTANDING                                                             0        29,927               0            29,927
NET ASSET VALUE PER SHARE                                                  $0.00        $10.20                            $10.20
OFFERING PRICE PER SHARE                                                   $0.00        $10.20                            $10.20
REDEMPTION PROCEEDS PER SHARE                                              $0.00        $10.20                            $10.20

CLASS A SHARES:
NET ASSETS                                                           $94,837,485      $182,542              $0       $95,020,027
SHARES OUTSTANDING                                                    11,875,574        17,950     (2,550,354) (f)     9,343,170
NET ASSET VALUE PER SHARE                                                  $7.99        $10.17                            $10.17
OFFERING PRICE PER SHARE                                                   $8.46 (b)    $10.76 (b)                        $10.76 (b)
REDEMPTION PROCEEDS PER SHARE                                              $7.99        $10.17                            $10.17

CLASS B SHARES:
NET ASSETS                                                           $60,091,176            $0              $0       $60,091,176
SHARES OUTSTANDING                                                     7,932,663             0     (2,041,371) (f)     5,891,292
NET ASSET VALUE PER SHARE                                                  $7.58         $0.00                            $10.20
OFFERING PRICE PER SHARE                                                   $7.58         $0.00                            $10.20
REDEMPTION PROCEEDS PER SHARE                                              $7.16  (c)    $0.00                            $10.79 (c)

CLASS C SHARES:
NET ASSETS                                                           $10,047,475      $146,910              $0       $10,194,385
SHARES OUTSTANDING                                                     1,326,436        14,549       (331,636) (f)     1,009,349
NET ASSET VALUE PER SHARE                                                  $7.57        $10.10                            $10.10
OFFERING PRICE PER SHARE                                                   $7.65  (d)   $10.10                            $10.10
REDEMPTION PROCEEDS PER SHARE                                              $7.49  (e)   $10.00 (e)                        $10.00 (e)



Investments, at identified cost                                     $161,618,593      $669,043              $0      $162,287,636

(a) MDT Large Cap Growth Fund was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the Reorganization, Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to MDT Large Cap Growth Fund.
(b) Computation of offering price per share: 100/94.5 of net asset value.
(c) Computation of redemption proceeds per share: 94.5/100 of net asset value.
(d) Computation of offering price per share: 100/99 of net asset value.
(e) Computation of redemption proceeds per share: 99/100 of net asset value.
(f) Adjustment to reflect share balance as a result of combination.

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
PERIOD ENDED JULY 31, 2006* (UNAUDITED)

    FEDERATED  FEDERATED MDT
    LARGE CAP    LARGE CAP    PRO FORMA  PRO FORMA
    GROWTH FUND GROWTH FUND** ADJUSTMENT  COMBINED
*--------------------------------------------------

                                                   Investment Income:
Dividends                                                                 $1,656,245    $3,660         $0       $1,659,905
Interest                                                                      88,614       590          0           89,204
TOTAL INVESTMENT INCOME:                                                   1,744,859     4,250          0        1,749,109
EXPENSES:
Investment advisory fee                                                    1,263,718     2,936          0        1,266,654
Administrative personnel and services fee                                    201,643     9,879   (33,153) (a)      178,369
Custodian fees                                                                10,267     5,290     36,849 (b)       52,406
Transfer and dividend disbursing agent fees and expenses
                                                                             506,249     2,469  (375,175) (c)      133,543
Directors'/Trustees' fees                                                      2,593       408     33,220 (d)       36,221
Auditing fees                                                                 23,518    16,067   (17,085) (e)       22,500
Legal fees                                                                     6,019     5,609      1,872 (f)       13,500
Portfolio accounting fees                                                     70,522     3,405     43,592 (g)      117,519
Distribution services fee - Class A Shares                                   233,678       128          0          233,806
Distribution services fee - Class B Shares                                   485,148         0          0          485,148
Distribution services fee - Class C Shares                                    77,536       206     25,840 (h)      103,582
Shareholder services fee- Class B Shares                                     161,716         0          0          161,716
Shareholder services fee- Class C Shares                                      25,003         0   (25,003) (i)            0
Share registration costs                                                      41,509    41,088   (20,945) (j)       61,652
Printing and postage                                                          16,687       261      9,429 (k)       26,377
Insurance premiums                                                             7,602        46      5,693 (l)       13,341
Miscellaneous                                                                  3,951        79      1,261 (m)        5,291
     TOTAL EXPENSES                                                        3,137,359    87,871  (313,605)        2,911,625
WAIVERS--
   Waiver of investment adviser fee                                          (4,117)   (2,936)      7,053 (n)            0
   Waiver of administrative personnel and services fee                      (42,234)   (9,428)     42,234 (o)      (9,428)
   Waiver of custodian fees                                                        0     (202)          0            (202)
   Waiver of transfer and dividend disbursing agent fees and expenses
                                                                                   0   (1,591)          0          (1,591)
   Waiver of portfolio accounting fees                                             0   (2,661)          0          (2,661)
REIMBURSEMENT --
  Reimbursement of other operating expenses
                                                                                   0  (63,805)     63,805 (p)            0
FEES PAID INDIRECTLY FROM DIRECTED BROKERAGE ARRANGEMENTS                   (16,659)         0     16,659 (q)            0
TOTAL WAIVERS,  REIMBURSEMENT AND EXPENSE REDUCTION                         (63,010)  (80,623)    129,751         (13,882)
NET EXPENSES                                                               3,074,349     7,248  (183,854)        2,897,743
     NET INVESTMENT INCOME(LOSS)                                        ($1,329,490)  ($2,998)   $183,854     ($1,148,634)
REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
Net realized gain on investments                                          14,961,489    18,102          0       14,979,591

Net change in unrealized appreciation (depreciation) of investments
                                                                     (20,167,865)  (13,048)    0  (20,180,913)

   Net realized and unrealized gain on investments    (5,206,376)   5,054         0   (5,201,322)
    Change in net assets resulting from operations   ($6,535,866)  $2,056  $183,854  ($6,349,956)

* Reflects operations for the period from September 15, 2005 to July 31, 2006.

** MDT Large Cap Growth Fund was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the reorganization, Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to MDT Large Cap Growth Fund.

(See Notes to Pro Forma Financial Statements)

                         FEDERATED LARGE CAP GROWTH FUND
                       FEDERATED MDT LARGE CAP GROWTH FUND
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                 FOR THE PERIOD ENDED JULY 31, 2006 (UNAUDITED)




NOTE 1. DESCRIPTION OF THE FUND

Federated Large Cap Growth Fund, a series of Federated Equity Funds, is registered under the Investment Company Act of 1940, as amended (the "Act), as an open-end management investment company. Federated Large Cap Growth Fund consists of three classes of shares: Class A Shares, Class B Shares and Class C Shares.

Federated MDT Large Cap Growth Fund, a series of Federated MDT Series, is registered under the Act as an open-end, management investment company. MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to
the Predecessor Fund, which commenced operations on September 15, 2005.    For
the purposes of these Pro Forma Financial Statements, the financial information covers the period from September 15, 2005 (date of initial public investment of the Predecessor Fund) to July 31, 2006. Federated MDT Large Cap Growth Fund consists of four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares.


NOTE 2. BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund (individually referred to as the "Fund", or collectively as the "Funds"), for the period ended July 31, 2006. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2006.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A, Class B Shares and Class C Shares of Federated Large Cap Growth Fund for Class A Shares, Class B Shares and Class C Shares of Federated MDT Large Cap Growth Fund. Under generally accepted accounting principles, Federated MDT Large Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the investment advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the period ended July 31, 2006, Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets.

      All costs with respect to the exchange will be borne by Federated Investors, Inc. and its affiliates.

NOTE 3. PORTFOLIO VALUATION

Market values of each Fund's portfolio securities are determined as follows:

{circle}for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

{circle}in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

{circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

{circle}prices for total return swaps are furnished by an independent pricing service and are based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors;

{circle}for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;

{circle}for investments in other open-end regulated investment companies, based on net asset value (NAV);

{circle}for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

{circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

NOTE 4. SHARES OF BENEFICIAL INTEREST

The Pro Forma Class A Shares, Class B Shares and Class C Shares net asset value per share assumes the issuance of 9,325,220 Class A Shares, 5,891,292 Class B Shares and 994,800 Class C Shares, respectively, of Federated MDT Large Cap Growth Fund in exchange for 11,875,574 Class A Shares, 7,932,663 Class B Shares and 1,326,436 Class C Shares of Federated Large Cap Growth Fund which would have been outstanding at July 31, 2006 in connection with the proposed reorganization, assuming the two Funds had been combined.

NOTE 5. FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Federated MDT Large Cap Growth Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

NOTE 6. PRO FORMA ADJUSTMENTS

(a) Effective July 15, 2005, Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated MDT Large Cap Growth Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Under a similar plan, FAS provides Federated Large Cap Growth Fund with certain administrative personnel and services necessary to operate the Fund. Prior to July 15, 2005, a previous administrator provided administrative
services to Federated MDT Large Cap Growth Fund.   An adjustment to the combined
administrative personnel and services fee reflects the fee structure of Federated MDT Large Cap Growth Fund to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(b) Adjustment to reflect custodian fees resulting from combining two Funds into one.

(c) Adjustment to reflect transfer and dividend disbursing agent fees and expenses resulting from combining two Funds into one.

(d) Adjustment to reflect directors'/trustees' fees resulting from combining two Funds into one.

(e) Adjustment to reflect auditing fees resulting from combining two Funds into one.

(f) Adjustment to reflect legal fees resulting from combining of two Funds into one.

(g) Adjustment to reflect portfolio accounting fees resulting from combining two Funds into one.

(h) Under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, Federated MDT Large Cap Growth Fund may incur distribution expenses of 0.25% and 0.75% of the daily net assets of the Fund's Class A Shares and Class C Shares, respectively, to compensate Federated Securities Corp. (FSC), the principal distributor. Prior to the reorganization of the Fund on December 8, 2006, the Predecessor Fund incurred distribution expenses of 0.25% and 1.00% of the daily net assets of the Fund's Class A Shares and Class C Shares, respectively. FSC may voluntarily choose to waive any portion of its fee.
Under a similar plan, Federated Large Cap Growth Fund may incur distribution expenses up to 0.25% of the Class A Shares and 0.75% of the Class C Shares average daily net assets. Adjustment is to apply the expense structure of Federated MDT Large Cap Growth Fund to the average daily net assets of the Federated MDT Pro Forma Combined Fund.

(i) Effective December 11, 2006, under the terms of a Shareholder Services Agreement, Federated MDT Large Cap Growth Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A and Class C shares to financial intermediaries or to Federated Shareholder Services Company (FSSC). Prior to the reorganization, the Predecessor Fund did not incur a shareholder services fee. Under a similar plan, Federated Large Cap Growth Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A and Class C shares to financial intermediaries or to FSSC. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. Adjustment is to apply the expense structure of Federated MDT Large Cap Growth Fund to the average daily net assets of the Federated MDT Pro Forma Combined Fund.

(j) Adjustment to reflect share registration costs resulting from combining two Funds into one.

(k) Adjustment to reflect share printing and postage resulting from combining two Funds into one.

(l) Adjustment to reflect share insurance premiums resulting from combining two Funds into one.

(m) Adjustment to reflect share miscellaneous expenses resulting from combining two Funds into one.

(n) Under the investment advisory contract, Federated MDTA LLC (the "Adviser") is contractually obligated to waive, to the extent of its adviser fee, the amount, if any, in order to limit the aggregate annual operating expenses (excluding interest, taxes and brokerage commissions) for the Federated MDT Large Cap Growth Fund's Class A Shares, Class C Shares and Institutional Shares to not more than 2.05%, 2.80% and 1.80%, respectively, of average daily net assets. The Adviser has agreed to keep these contractual limitations in place through December 8, 2008. In addition, the Advisor may also voluntarily choose to waive a portion of its fee and/or reimburse certain operating expenses of the Federated MDT Large Cap Growth Fund. The Advisor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. An adjustment to the combined waiver of investment adviser fee reflects the application of the fee structure of Federated MDT Large Cap Growth Fund to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(o) Effective July 15, 2005, FAS contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from the Fund under the Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services agreement. In addition, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate its voluntary waiver at any time at its sole discretion. An adjustment to the combined waiver of administrative personnel and services fee reflects the application of the fee structure of the Federated MDT Large Cap Growth Fund to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(p) Adjustment to reflect reimbursement of other operating expenses resulting from combining two Funds into one.

(q) Federated Large Cap Growth Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. Federated MDT Large Cap Growth Fund does not utilize this type of brokerage arrangements. This adjustment reflects the reduction of fees paid indirectly from directed brokerage arrangement.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED JANUARY 31, 2007

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund (individually referred to as the "Fund" or collectively as the "Funds"), for the six months ended January 31, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at January 31, 2007.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Federated Large Cap Growth Fund for Class A Shares, Class B Shares and Class C Shares of Federated MDT Large Cap Growth Fund. Under generally accepted accounting principles, Federated MDT Large Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JANUARY 31, 2007 (UNAUDITED)


   FEDERATED LARGE CAP      FEDERATED MDT LARGE CAP    PRO FORMA      FEDERATED LARGE CAP      FEDERATED MDT LARGE CAP    PRO FORMA
      GROWTH FUND                GROWTH FUND           COMBINED          GROWTH FUND                GROWTH FUND           COMBINED

---------------------------------------
  SHARES OR PRINCIPAL AMOUNT   VALUE
 COMMON STOCKS - 100.0%
---------------------------------------
 AEROSPACE & DEFENSE - 4.5%
      0 759    759 BOEING CO.                       $0 $67,976   $67,976
                                            -----------------------------
 26,000  0  26,000 LOCKHEED MARTIN CORP.     2,526,940       0 2,526,940
                                            -----------------------------
   0    186  186   PRECISION CASTPARTS CORP.         0  16,534    16,534
                                            -----------------------------
   0    608  608   RAYTHEON CO.                      0  31,555    31,555
                                            -----------------------------
 66,500  0  66,500 UNITED TECHNOLOGIES CORP. 4,523,330       0 4,523,330
                                            -----------------------------
                       TOTAL                 7,050,270 116,065 7,166,335
 AIR FREIGHT & LOGISTICS - 0.0%
   0 338 338 FEDEX CORP.   0 37,315 37,315
 BEVERAGES - 6.7%
 34,000   0 34,000 BROWN-FORMAN CORP., CLASS B  2,230,060   0  2,230,060
 99,500  0  99,500 (1)(2)HANSEN NATURAL CORP.   3,789,955   0  3,789,955
 70,000  0  70,000 PEPSICO, INC.                4,566,800   0  4,566,800
                                              ---------------------------
                        TOTAL                  10,586,815   0 10,586,815
 BIOTECHNOLOGY - 7.1%
 80,000   0 80,000 (1)AMGEN, INC.                   5,629,600      0  5,629,600
 26,100  0  26,100 (1)(2)CEPHALON, INC              1,889,901      0  1,889,901
   0    229  229   (1)GENENTECH, INC.                       0 20,008     20,008
 36,700 852 37,552 (1)GILEAD SCIENCES, INC.         2,360,544 54,801  2,415,345
   0    203  203   (1)MEDIMMUNE, INC.                       0  7,036      7,036
 35,100  0  35,100 (1)VERTEX PHARMACEUTICALS, INC.  1,240,785      0  1,240,785
                                                  ------------------------------
                        TOTAL                      11,120,830 81,845 11,202,675
 CAPITAL MARKETS - 1.8%
 35,000   0 35,000 MORGAN STANLEY 2,897,650   0 2,897,650
 CHEMICALS - 1.4%
      0 907    907 MONSANTO CO.          0 49,967    49,967
 33,000  0  33,000 PRAXAIR, INC. 2,080,980      0 2,080,980
                                ----------------------------
                        TOTAL    2,080,980 49,967 2,130,947
 COMMERCIAL BANKS - 1.8%
 84,500   0 84,500 (2)COMMERCE BANCORP, INC. 2,854,410   0 2,854,410
 COMMERCIAL SERVICES & SUPPLIES - 0.0%
   0  72  72 CORPORATE EXECUTIVE BOARD CO.     0  6,533  6,533
  0  300 300 ROBERT HALF INTERNATIONAL, INC.   0 12,210 12,210
                                            -------------------
                  TOTAL                        0 18,743 18,743
 COMMUNICATIONS EQUIPMENT - 3.4%
 125,500   0 125,500 (1)CISCO SYSTEMS, INC   3,337,045      0 3,337,045
                                            ----------------------------
    0    849   849   (1)CORNING, INC.                0 17,693    17,693
                                            ----------------------------
 91,400   0  91,400  NOKIA OYJ, CLASS A, ADR 2,019,940      0 2,019,940
                                            ----------------------------
                         TOTAL               5,356,985 17,693 5,374,678
 COMPUTERS & PERIPHERALS - 4.6%
  21,500 424  21,924 (1)APPLE, INC.             1,843,195 36,349 1,879,544
                                               ----------------------------
 60,800   0  60,800  (1)DELL, INC.              1,474,400      0 1,474,400
                                               ----------------------------
 167,800  0  167,800 EMC CORP. MASS             2,347,522      0 2,347,522
                                               ----------------------------
 37,100   0  37,100  HEWLETT-PACKARD CO.        1,605,688      0 1,605,688
                                               ----------------------------
    0    606   606   (1)NETWORK APPLIANCE, INC.         0 22,786    22,786
                                               ----------------------------
                          TOTAL                 7,270,805 59,135 7,329,940
 CONSTRUCTION & ENGINEERING - 1.0%
 20,000   0 20,000 FLUOR CORP. 1,652,000   0 1,652,000
 CONSUMER FINANCE - 2.3%
 45,000   0 45,000 CAPITAL ONE FINANCIAL CORP. 3,618,000      0 3,618,000
   0    207  207   (1)FIRST MARBLEHEAD CORP.           0 11,261    11,261
   0    315  315   SLM CORP.                           0 14,477    14,477
                                              ----------------------------
                       TOTAL                   3,618,000 25,738 3,643,738
 DIVERSIFIED CONSUMER SERVICES - 0.0%
   0  81  81 (1)ITT EDUCATIONAL SERVICES, INC.   0 6,286 6,286
 DIVERSIFIED FINANCIAL SERVICES - 2.4%

37,000   0 37,000 CIT GROUP, INC.                            2,181,520      0 2,181,520
  0    58    58   CHICAGO MERCANTILE EXCHANGE HOLDINGS, INC.         0 32,671    32,671
7,200  117 7,317  GOLDMAN SACHS GROUP, INC.                  1,527,552 24,823 1,552,375
                       TOTAL                                 3,709,072 57,494 3,766,566

 ELECTRIC UTILITIES - 1.9%
      0 300    300 (1)ALLEGHENY ENERGY, INC.         0 13,956    13,956
                                            ----------------------------
 65,000  0  65,000 EDISON INTERNATIONAL      2,923,700      0 2,923,700
                                            ----------------------------
                       TOTAL                 2,923,700 13,956 2,937,656
 ELECTRONIC EQUIPMENT - 0.0%
   0 112 112 (1)THOMAS & BETTS CORP.   0 5,364 5,364
                                    -----------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
   0 185 185 AMPHENOL CORP., CLASS A   0 12,528 12,528
                                    -------------------
 ENERGY EQUIPMENT & SERVICES - 2.0%

     0   193    193 (1)CAMERON INTERNATIONAL CORP.            0  10,132    10,132
  0     244   244   (1)NATIONAL-OILWELL, INC.                 0  14,796    14,796
  0    1,170 1,170  SCHLUMBERGER LTD.                         0  74,283    74,283
  0     44     44   (1)SEACOR HOLDINGS, INC.                  0   4,454     4,454
  0     95     95   TIDEWATER, INC.                           0   4,899     4,899
19,800   0   19,800 (1)TRANSOCEAN SEDCO FOREX, INC.   1,531,926       0 1,531,926
37,100   0   37,100 (1)WEATHERFORD INTERNATIONAL LTD. 1,498,098       0 1,498,098
                        TOTAL                         3,030,024 108,564 3,138,588

 FOOD & STAPLES RETAILING - 0.1%
   0 1,515 1,515 WAL-MART STORES, INC.   0 72,250 72,250
 HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
 56,900   0 56,900 BAXTER INTERNATIONAL, INC.   2,825,654     0 2,825,654
   0    82    82   HILLENBRAND INDUSTRIES, INC.         0 4,675     4,675
   0    108  108   (1)KINETIC CONCEPTS, INC.            0 5,313     5,313
 69,500  0  69,500 MEDTRONIC, INC.              3,714,775     0 3,714,775
                                               ---------------------------
                       TOTAL                    6,540,429 9,988 6,550,417
 HEALTH CARE PROVIDERS & SERVICES - 5.0%
      0 238    238 AETNA, INC.                               0 10,034    10,034
 36,500  0  36,500 CARDINAL HEALTH, INC.             2,606,830      0 2,606,830
   0    278  278   (1)COVENTRY HEALTH CARE, INC.             0 14,331    14,331
                                                    ----------------------------
   0    146  146   (1)DAVITA, INC.                           0  7,972     7,972
 28,800  0  28,800 (1)EXPRESS SCRIPTS, INC., CLASS A 2,002,176      0 2,002,176
 53,100  0  53,100 (1)MEDCO HEALTH SOLUTIONS, INC.   3,144,051      0 3,144,051
                                                    ----------------------------
   0    719  719   UNITEDHEALTH GROUP, INC.                  0 37,575    37,575
                                                    ----------------------------
                       TOTAL                         7,753,057 69,912 7,822,969
 HOTELS, RESTAURANTS & LEISURE - 1.0%
 36,600   0 36,600 MCDONALD'S CORP.     1,623,210      0 1,623,210
   0    250  250   (1)WYNN RESORTS LTD.         0 27,935    27,935
                                       ----------------------------
                        TOTAL           1,623,210 27,935 1,651,145
 HOUSEHOLD PRODUCTS - 2.0%
 45,200   0 45,200 COLGATE-PALMOLIVE CO. 3,087,160      0 3,087,160
                                        ----------------------------
   0    590  590   KIMBERLY-CLARK CORP.          0 40,946    40,946
                                        ----------------------------
                        TOTAL            3,087,160 40,946 3,128,106
 IT SERVICES - 2.8%

     0 169    169 (1)ALLIANCE DATA SYSTEMS CORP.                  0 11,480    11,480
25,000 233 25,233 (1)COGNIZANT TECHNOLOGY SOLUTIONS CORP. 2,132,250 19,873 2,152,123
57,100  0  57,100 PAYCHEX, INC.                           2,284,571      0 2,284,571
                       TOTAL                              4,416,821 31,353 4,448,174

 INDUSTRIAL CONGOLMERATES - 5.4%

      0   474     474 3M CO.                                   0  35,218    35,218
179,700 2,049 181,749 GENERAL ELECTRIC CO.             6,478,185  73,866 6,552,051
   0     95     95    (1)MCDERMOTT INTERNATIONAL, INC.         0   4,906     4,906
19,800   189  19,989  TEXTRON, INC.                    1,844,766  17,609 1,862,375
                           TOTAL                       8,322,951 131,599 8,454,550

 INSURANCE - 2.5%
      0 389    389 AFLAC, INC.                         0 18,520    18,520
 22,300  0  22,300 AMBAC FINANCIAL GROUP, INC. 1,964,630      0 1,964,630
 37,400  0  37,400 RENAISSANCERE HOLDINGS LTD. 1,992,298      0 1,992,298
                                              ----------------------------
                        TOTAL                  3,956,928 18,520 3,975,448
 INTERNET & CATALOG RETAIL - 1.3%
 52,600   0 52,600 (1)(2)AMAZON.COM, INC. 1,981,442   0 1,981,442
 INTERNET SOFTWARE & SERVICES - 3.3%
      0 2,224  2,224 (1)EBAY, INC.             0 72,035    72,035
 10,100   0   10,100 (1)(2)GOOGLE INC. 5,063,130      0 5,063,130
                                      ----------------------------
                          TOTAL        5,063,130 72,035 5,135,165
 MACHINERY - 0.0%
   0   229   229 DOVER CORP.                 0 11,358 11,358
  0  1,117 1,117 ILLINOIS TOOL WORKS, INC.   0 56,956 56,956
                                          -------------------
                      TOTAL                  0 68,314 68,314
 MEDIA - 2.3%
       0 1,048   1,048 (1)DIRECTV GROUP, INC.         0 25,561    25,561
 152,600 1,842 154,442 NEWS CORP., INC.       3,547,950 42,827 3,590,777
                                             ----------------------------
                            TOTAL             3,547,950 68,388 3,616,338
 MULTI-LINE RETAIL- 3.2%
 51,600   0 51,600 FAMILY DOLLAR STORES, INC. 1,671,840      0 1,671,840
                                             ----------------------------
   0    824  824   (1)KOHL'S CORP.                    0 58,430    58,430
                                             ----------------------------
   0    301  301   PENNEY (J.C.) CO., INC.            0 24,453    24,453
                                             ----------------------------
 54,800  0  54,800 TARGET CORP.               3,362,528      0 3,362,528
                                             ----------------------------
                        TOTAL                 5,034,368 82,883 5,117,251
 OIL, GAS & CONSUMABLE FUELS - 2.1%
 24,500   0 24,500 APACHE CORP.            1,787,765   0 1,787,765
                                          -------------------------
 51,100  0  51,100 CHESAPEAKE ENERGY CORP. 1,513,071   0 1,513,071
                                          -------------------------
                       TOTAL               3,300,836   0 3,300,836
 PHARMACEUTICALS - 5.9%

     0 1,318  1,318 ELI LILLY & CO.                               0  71,330    71,330
22,800  162  22,962 (1)FOREST LABORATORIES, INC., CLASS A 1,279,308   9,090 1,288,398
66,200  106  66,306 JOHNSON & JOHNSON                     4,422,160   7,081 4,429,241
36,000   0   36,000 ROCHE HOLDING AG, ADR                 3,397,500       0 3,397,500
  0    2,101 2,101  SCHERING PLOUGH CORP.                         0  52,525    52,525
  0     149   149   (1)SEPRACOR, INC.                             0   8,502     8,502
                         TOTAL                            9,098,968 148,528 9,247,496

 ROAD & RAIL - 2.1%
     0 394    394 BURLINGTON NORTHERN SANTA FE CORP.         0 31,662    31,662
90,000  0  90,000 CSX CORP.                          3,311,100      0 3,311,100
                                                    ---------------------------
  0    401  401   NORFOLK SOUTHERN CORP.                     0 19,910    19,910
                                                    ---------------------------
                       TOTAL                         3,311,100 51,572 3,362,672
 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 4.9%

 63,400   0  63,400 (1)BROADCOM CORP.                                  2,023,728      0 2,023,728
   0    167   167   KLA-TENCOR CORP.                                           0  8,221     8,221
54,800   0  54,800  LINEAR TECHNOLOGY CORP.                            1,696,060      0 1,696,060
121,200  0  121,200 (1)(2)MARVELL TECHNOLOGY GROUP LTD.                2,216,748      0 2,216,748
58,600  223 58,823  (1)NVIDIA CORP.                                    1,796,090  6,835 1,802,925
   0    64    64    (1)VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.         0  2,634     2,634
                        TOTAL                                          7,732,626 17,690 7,750,316

 SOFTWARE - 6.9%
  97,300   0  97,300 (1)ACTIVISION, INC.       1,657,019      0  1,657,019
 80,100   0  80,100  (1) AMDOCS LTD.           2,777,868      0  2,777,868
    0    274   274   (1)AUTODESK, INC.                 0 11,979     11,979
 69,600   0  69,600  (1) CITRIX SYSTEMS, INC.  2,204,232      0  2,204,232
    0    747   747   (1)ELECTRONIC ARTS, INC.          0 37,350     37,350
    0    54    54    FACTSET RESEARCH SYSTEMS          0  3,136      3,136
                                             ------------------------------
 138,300  0  138,300 MICROSOFT CORP.           4,267,938      0  4,267,938
                                             ------------------------------
                         TOTAL                10,907,057 52,465 10,959,522
 SPECIALTY RETAIL - 2.6%
 30,000   0 30,000 ABERCROMBIE & FITCH CO., CLASS A 2,386,200      0 2,386,200
   0    158  158   (1)CARMAX, INC.                          0  9,074     9,074
 31,000  0  31,000 (1)GAMESTOP CORP.                1,656,330      0 1,656,330
   0    56    56   (1)GUESS?, INC.                          0  4,038     4,038
                                                   ----------------------------
   0    442  442   STAPLES, INC.                            0 11,368    11,368
                                                   ----------------------------
                       TOTAL                        4,042,530 24,480 4,067,010
 TEXTILES, APPAREL & LUXURY GOODS - 1.6 %

53,800 703 54,503 (1)COACH, INC.                                       2,467,268    32,240   2,499,508
  0    107  107   POLO RALPH LAUREN CORP., CLASS A                             0     8,779       8,779
                      TOTAL                                            2,467,268    41,019   2,508,287
                  TOTAL COMMON STOCKS (IDENTIFIED COST $136,800,154) 156,339,372 1,640,570 157,979,942

 REPURCHASE AGREEMENTS - 10.5%
                              ------

 $383,000  $0  $383,000 BANK OF AMERICA N.A., 5.29%, DATED 1/31/2007, DUE 2/1/2007                    383,000         0      383,000
8,000,000  0  8,000,000 BEAR STEARNS AND CO., INC., 5.29%, DATED 1/31/2007, DUE 2/1/2007            8,000,000         0    8,000,000
                        (PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL)
8,187,000  0  8,187,000 ING FINANCIAL MARKETS LLC, 5.29%, DATED 1/31/2007, DUE 2/1/2007             8,187,000         0    8,187,000
                        (PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL)
                            TOTAL REPURCHASE AGREEMENTS (AT COST)                                  16,570,000         0   16,570,000
                            TOTAL INVESTMENTS - 110.5% (IDENTIFIED COST $153,370,154)(3)          172,909,372 1,640,570  174,549,942
                            OTHER ASSETS AND LIABILITIES - (10.5)%                               (16,539,870)  (58,632) (16,598,502)
                            TOTAL NET ASSETS - 100%                                               156,369,502 1,581,938  157,951,440



(1) Non-income producing security.

(2) All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers. As of January 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

MARKET VALUE OF                                   MARKET VALUE
SECURITIES LOANED                                 COLLATERAL

$15,666,340                                           $16,187,000

(3) Also represents cost for federal tax purposes.

Note:The categories of investments are shown as a percentage of total net assets ($157,951,440) at January 31, 2007.

The following acronym is used throughout this portfolio:
ADR - American Depositary Receipt

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
JANUARY 31, 2007 (UNAUDITED)

                                                                FEDERATED         FEDERATED
                                                                                     MDT
                                                                LARGE CAP         LARGE CAP         PRO FORMA         PROFORMA
                                                               GROWTH FUND       GROWTH FUND       ADJUSTMENT        COMBINED
ASSETS:
Investments in repurchase agreements                            $16,570,000                $0               $0       $16,570,000
Investments in securities                                       156,339,372         1,640,570                0       157,979,942
   Total investments in securities, at value                    172,909,372         1,640,570                0       174,549,942
Cash                                                                  6,052            18,072                0            24,124
Income receivable                                                    54,715               249                0            54,964
Receivable for investments sold                                           0            95,940                0            95,940
Receivable for shares sold                                            8,329                 0                0             8,329
     Total assets                                               172,978,468         1,754,831                0       174,733,299
LIABILITIES:
Payable for investments purchased                                         0            95,334                0            95,334
Payable for shares redeemed                                         167,624                 0                0           167,624
Payable for securities lending                                   16,187,000                 0                0        16,187,000
Payable for administrative personnel and services fee
                                                                          0            31,822                0            31,822
Payable for transfer and dividend disbursing agent fees and
expenses                                                             55,083            20,423                0            75,506
Payable for Directors'/Trustees' fees                                     0             1,048                0             1,048
Payable for audit fees                                                5,373            20,935                0            26,308
Payable for distribution services fees                               72,250             1,360                0            73,610
Payable for shareholder services fees                                 5,362               289                0             5,651
Accrued expenses                                                    116,274             1,682                0           117,956
     Total liabilities                                           16,608,966           172,893                0        16,781,859
NET ASSETS                                                     $156,369,502        $1,581,938                0      $157,951,440
NET ASSETS CONSIST OF:
Paid-in capital                                                $541,470,370        $1,479,017               $0      $542,949,387
Net unrealized appreciation (depreciation) of investments
                                                                 21,095,066            84,722                0        21,179,788
Accumulated net realized gain (loss) on investments                                    20,449                0
                                                              (404,579,593)                                        (404,559,144)
Undistributed net investment income (loss)                      (1,616,341)           (2,250)                0       (1,618,591)
     Total Net Assets                                          $156,369,502        $1,581,938               $0      $157,951,440
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
SHARE

INSTITUTIONAL SHARES:
NET ASSETS                                                               $0          $775,153               $0          $775,153
SHARES OUTSTANDING                                                        0            68,208                0            68,208
NET ASSET VALUE PER SHARE                                                $0            $11.36                             $11.36
OFFERING PRICE PER SHARE                                                 $0            $11.36                             $11.36
REDEMPTION PROCEEDS PER SHARE                                            $0            $11.36                             $11.36

CLASS A SHARES:
NET ASSETS                                                      $91,308,962          $578,232               $0       $91,887,194
SHARES OUTSTANDING                                               10,220,933            51,107      (2,147,638) (e)     8,124,402
NET ASSET VALUE PER SHARE                                             $8.93            $11.31                             $11.31
OFFERING PRICE PER SHARE                                              $9.45 (a)        $11.97 (a)                         $11.97 (a)
REDEMPTION PROCEEDS PER SHARE                                         $8.93            $11.31                             $11.31

CLASS B SHARES:
NET ASSETS                                                      $55,772,747                $0               $0       $55,772,747
SHARES OUTSTANDING                                                6,606,500                 0      (1,696,927) (e)     4,909,573
NET ASSET VALUE PER SHARE                                             $8.44             $0.00                             $11.36
OFFERING PRICE PER SHARE                                              $8.44             $0.00                             $11.36
REDEMPTION PROCEEDS PER SHARE                                         $7.98 (b)         $0.00                             $12.02 (b)

CLASS C SHARES:
NET ASSETS                                                       $9,287,793          $228,553               $0        $9,516,346
SHARES OUTSTANDING                                                1,100,117            20,426        (270,109) (e)       850,434
NET ASSET VALUE PER SHARE                                             $8.44            $11.19                             $11.19
OFFERING PRICE PER SHARE                                              $8.53 (c)        $11.30 (c)                         $11.30
REDEMPTION PROCEEDS PER SHARE                                         $8.36 (d)        $11.08 (d)                         $11.08 (d)



Investments, at identified cost                                $151,814,306        $1,555,848               $0      $153,370,154


(a) Computation of offering price per share 100/94.5 of net asset value.
(b) Computation of redemption proceeds per share 94.5/100 of net asset value.
(c) Computation of offering price per share 100/99 of net asset value.
(d) Computation of redemption proceeds per share 99/100 of net asset value.
(e) Adjustment to reflect share balance as a result of combination.

FEDERATED LARGE CAP GROWTH FUND
FEDERATED MDT LARGE CAP GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)

                                                                     FEDERATED       FEDERATED MDT
                                                                     LARGE CAP         LARGE CAP        PRO FORMA         PRO FORMA
                                                                    GROWTH FUND      GROWTH FUND*      ADJUSTMENT         COMBINED
INVESTMENT INCOME:
Dividends                                                                $905,097            $6,109              $0         $911,206
Interest                                                                   50,596               338               0           50,934
TOTAL INVESTMENT INCOME:                                                  955,693             6,447               0          962,140
EXPENSES:
Investment advisory fee                                                   610,130             4,219               0          614,349
Administrative personnel and services fee                                 115,946           115,946        (95,782) (a)      136,110
Custodian fees                                                              5,495            11,737        (11,152) (b)        6,080
Transfer and dividend disbursing agent fees and expenses                  250,403            32,955               0          283,358
Directors'/Trustees' fees                                                   1,553               734           (686) (c)        1,601
Auditing fees                                                              12,473             7,310        (12,473) (d)        7,310
Legal fees                                                                  6,130             4,538         (5,627) (e)        5,041
Portfolio accounting fees                                                  35,864            34,777        (27,484) (f)       43,157
Distribution services fee - Class A Shares                                117,895               378        (42,992) (g)       75,281
Distribution services fee - Class B Shares                                220,135                 0               0          220,135
Distribution services fee - Class C Shares                                 36,310               860           8,252 (g)       45,422
Shareholder services fee- Class A Shares                                        0               215          43,834 (h)       44,049
Shareholder services fee- Class B Shares                                   73,379                 0               0           73,379
Shareholder services fee- Class C Shares                                   10,701                74         (6,879) (h)        3,896
Share registration costs                                                   24,096            22,519        (15,774) (i)       30,841
Printing and postage                                                       35,078             9,149        (14,384) (j)       29,843
Insurance premiums                                                          4,050             3,413         (4,050) (k)        3,413
Miscellaneous                                                               2,050             1,929         (2,050) (l)        1,929
     TOTAL EXPENSES                                                     1,561,688           250,753       (187,247)        1,625,194
WAIVERS--
   Waiver of investment adviser fee                                         (729)           (4,219)        (11,098) (m)     (16,046)
   Waiver of administrative personnel and services fee                   (21,871)          (84,110)          16,825 (n)     (89,156)
   Waiver of transfer and dividend disbursing agent fees and                    0          (12,933)               0         (12,933)
expenses
   Waiver of portfolio accounting fees                                          0          (21,423)               0         (21,423)
REIMBURSEMENT --
  Reimbursement of other operating expenses                                     0         (119,371)         119,371 (o)            0
FEES PAID INDIRECTLY FROM DIRECTED BROKERAGE ARRANGEMENTS                (51,228)                 0          51,228 (p)            0
TOTAL WAIVERS,  REIMBURSEMENTS AND EXPENSE REDUCTION                     (73,828)         (242,056)         176,326        (139,558)
NET EXPENSES                                                            1,487,860             8,697        (10,921)        1,485,636
     NET INVESTMENT INCOME (LOSS)                                      ($532,167)          ($2,250)         $10,921       ($523,496)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                        5,380,948            21,561               0        5,402,509

Net change in unrealized appreciation  of investments   12,913,108  97,770    0  13,010,878

  Net realized and unrealized gain on investments    18,294,056   119,331        0   18,413,387
   Change in net assets resulting from operations   $17,761,889  $117,081  $10,921  $17,889,891


       *  MDT Large Cap Growth Fund was reorganized into Federated MDT Large Cap
                    Growth Fund as of the close of business on December 8, 2006. Prior to the Reorganization, Federated MDT Large Cap Growth Fund had no
 investment operations.  Federated MDT Large Cap Growth Fund is the successor to
                                                      MDT Large Cap Growth Fund.

(See Notes to Pro Forma Financial Statements)

                         FEDERATED LARGE CAP GROWTH FUND
                       FEDERATED MDT LARGE CAP GROWTH FUND
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                  SIX MONTHS ENDED JANUARY 31, 2007 (UNAUDITED)




NOTE 1. DESCRIPTION OF THE FUND

Federated Large Cap Growth Fund, a series of Federated Equity Funds, is registered under the Investment Company Act of 1940, as amended (the "Act), as an open-end management investment company. Federated Large Cap Growth Fund consists of three classes of shares: Class A Shares, Class B Shares and Class C Shares.

Federated MDT Large Cap Growth Fund, a series of Federated MDT Series, is registered under the Act as an open-end, management investment company. MDT Large Cap Growth Fund (the "Predecessor Fund") was reorganized into Federated MDT Large Cap Growth Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Federated MDT Large Cap Growth Fund had no investment operations. Federated MDT Large Cap Growth Fund is the successor to the Predecessor Fund, which commenced operations on September 15, 2005. Federated MDT Large Cap Growth Fund consists of four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares.

NOTE 2. BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund (individually referred to as the "Fund", or collectively as the "Funds"), for the six months ended January 31, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at January 31, 2007.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A, Class B Shares and Class C Shares of Federated Large Cap Growth Fund for Class A Shares, Class B Shares and Class C Shares of Federated MDT Large Cap Growth Fund. Under generally accepted accounting principles, Federated MDT Large Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the investment advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the six months ended January 31, 2007, Federated Large Cap Growth Fund and Federated MDT Large Cap Growth Fund paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by Federated Investors, Inc. and its affiliates.


NOTE 3. PORTFOLIO VALUATION

Market values of each Fund's portfolio securities are determined as follows:

{circle}for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

{circle}in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
{circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
{circle}prices for total return swaps are furnished by an independent pricing service and are based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors;
{circle}for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
{circle}for investments in other open-end regulated investment companies, based on net asset value (NAV);
{circle}for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
{circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.


Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

NOTE 4. SHARES OF BENEFICIAL INTEREST

The Pro Forma Class A Shares, Class B Shares and Class C Shares net asset value per share assumes the issuance of 8,073,295 Class A Shares, 4,909,573 Class B Shares and 830,008 Class C Shares, respectively, of Federated MDT Large Cap Growth Fund in exchange for 10,220,933 Class A Shares, 6,606,500 Class B Shares and 1,100,117 Class C Shares of Federated Large Cap Growth Fund which would have been outstanding at January 31, 2007 in connection with the proposed reorganization, assuming the two Funds had been combined.

NOTE 5. FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Federated MDT Large Cap Growth Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

NOTE 6.  PROFORMA ADJUSTMENTS


(a) Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated MDT Large Cap Growth Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(b) Adjustment to reflect custodian fees resulting from combining two Funds into one.

(c) Adjustment to reflect directors'/trustees' fees resulting from combining two Funds into one.

(d) Adjustment to reflect auditing fees resulting from combining two Funds into one.

(e) Adjustment to reflect legal fees resulting from combining two Funds into one.

(f) Adjustment to reflect portfolio accounting fees resulting from combining two Funds into one.

(g) Under a Distribution Plan (the "Plan") pursuant to Rule 12B-1 under the Act, Federated MDT Large Cap Growth Fund may incur distribution expenses of 0.25% and 0.75% of the daily net assets of the Fund's Class A Shares and Class C Shares, respectively, to compensate Federated Securities Corp. (FSC), the principal distributor. Prior to the reorganization of the Fund on December 8, 2006, the Predecessor Fund incurred distribution expenses of 0.25% and 1.00% of the daily net assets of the Fund's Class A Shares and Class C Shares, respectively. FSC may voluntarily choose to waive any portion of its fee. For the period from December 11, 2006 to January 31, 2007, Federated MDT Large Cap Growth Fund did not incur distribution expenses for Class A Shares. Federated MDT Large Cap Growth Fund has no present intention of accruing or paying the distribution services fee on the Class A Shares. Under a similar plan, Federated Large Cap Growth Fund may incur distribution expenses up to 0.25% of the Class A Shares and 0.75% of the Class C Shares average daily net assets. Adjustment is to apply the expense structure of Federated MDT Large Cap Growth Fund to the average daily net assets of the Federated MDT Pro Forma Combined Fund.

(h) Effective December 11, 2006, under the terms of a Shareholder Services Agreement, Federated MDT Large Cap Growth Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A and Class C shares to financial intermediaries or to Federated Shareholder Services Company (FSSC). Prior to the reorganization, the Predecessor Fund did not incur a shareholder services fee. Under a similar plan, Federated Large Cap Growth Fund may pay fees up to 0.25% of the average daily net assets of Fund's Class A and Class C shares to financial intermediaries or to FSSC. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. Adjustment is to apply the expense structure of Federated MDT Large Cap Growth Fund to the average daily net assets of the Federated MDT Pro Forma Combined Fund.

(i) Adjustment to reflect share registration costs resulting from combining two Funds into one.

(j) Adjustment to reflect share printing and postage resulting from combining two Funds into one.

(k) Adjustment to reflect share insurance premiums resulting from combining two Funds into one.

 (l) Adjustment to reflect share miscellaneous expenses resulting from combining two Funds into one.

(m) Under the investment advisory contract, Federated MDTA LLC (the "Adviser") is contractually obligated to waive, to the extent of its adviser fee, the amount, if any, in order to limit the aggregate annual operating expenses (excluding interest, taxes and brokerage commissions) for the Federated MDT Large Cap Growth Fund's Class A Shares, Class C Shares and Institutional Shares to not more than 2.05%, 2.80% and 1.80%, respectively, of average daily net assets. The Adviser has agreed to keep these contractual limitations in place through December 8, 2008. In addition, the Advisor may also voluntarily choose to waive a portion of its fee and/or reimburse certain operating expenses of the Federated MDT Large Cap Growth Fund. The Advisor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. An adjustment to the combined waiver of investment adviser fee reflects the application of the fee structure of Federated MDT Large Cap Growth Fund to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(n) For the period from July 15, 2006 to December 8, 2006, FAS contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from the Fund under the Administrative Services Agreement. The level of fees payable by the Fund to FAS for the period will not exceed the level of fees which the Fund would have paid during the period to its previous service provider under its previous administrative services agreement. In addition, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate its voluntary waiver at any time at its sole discretion. An adjustment to the combined waiver of administrative personnel and services fee reflects the application of the fee structure of the Federated MDT Large Cap Growth Fund to the Federated MDT Pro Forma Combined Fund's average daily net assets.

(o) Adjustment to reflect reimbursement of other operating expenses resulting from combining two Funds into one.

(p) Federated Large Cap Growth Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. Federated MDT Large Cap Growth Fund does not utilize this type of brokerage arrangements. This adjustment reflects the reduction of fees paid indirectly from directed brokerage arrangements.

                         FEDERATED LARGE CAP GROWTH FUND
                     A PORTFOLIO OF  FEDERATED EQUITY FUNDS



INVESTMENT ADVISER
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

DISTRIBUTOR
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779


ADMINISTRATOR
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779




                                        8








PART C.     OTHER INFORMATION.

Item 15.    Indemnification:

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to
Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i)by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i)the indemnitee provides security for his undertaking; (ii)the Registrant is insured against losses arising by reason of any lawful advances; or (iii)a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.


Item 16.    Exhibits:

     1.   Conformed copy of Declaration of Trust of the Registrant; (1)

     2.   Copy of By-Laws of the Registrant; (1)

     3.   Not Applicable

     4. Agreement and Plan of Reorganization between Federated MDT Series, on behalf of its portfolio, Federated MDT Large Cap Growth Fund and Federated Equity Funds, on behalf of its portfolio, Federated Large Cap Growth Fund, is included as Exhibit A to the Prospectus Proxy Statement included as part of this Registration Statement; (*)

     5.   Not Applicable

     6.1  Form of Investment Advisory Contract of the Registrant; (2)
     6.2  Conformed copy of Investment Advisory Contract Letter Agreement; (4)

     7.   Conformed copy of Distributors Contract of the Registrant; (3)

     8.   Not applicable

     9.1  Conformed copy of Custodian Agreement of the Registrant; (3)
     9.2  Conformed copy of Custodian Schedule; (3)

     10.  Conformed copy of Distribution Plan of the Registrant; (3)
     10.1 The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)

     11. Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; (*)

     12. Form of Opinion regarding tax consequences of Reorganization; (to be filed by amendment)

     13.1 The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
     13.2 The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33- 29838 and 811-5843);
     13.3 The Registrant hereby incorporates the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06, from Item 23 (h) (ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309);
     13.4 The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement with attached Exhibit A revised 3/1/06, from Item 23(h)(viii)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006 (File Nos. 33-60411 and 811-07309);

     14.1 Conformed copy of Consent of Independent Registered Public Accounting Firm of Federated MDT Large Cap Growth Fund; (*)
     14.2 Conformed copy of Consent of Independent Registered Public Accounting Firm of Federated Large Cap Growth Fund; (*)

     15.  Not applicable

     16.1 Conformed copy of Power of Attorney of Registrant; (*)
     16.2 Conformed copy of Unanimous Consent of Trustees to appoint a President and Treasurer; (1)
     16.3 Conformed copy of Unanimous Consent of Trustees to appoint a Secretary and Assistant Secretary; (*)

      17.1  Form of Proxy (*)
      17.2  Form of Ballot (*)

_________________________________________________________
* All exhibits are being filed electronically.

1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed May 25, 2006. (File Nos. 333-134468 and 811-21904).

2.   Response  is  incorporated  by  reference  to  Registrant's   Pre-effective
     Amendment #1 to its Initial Registration Statement on Form N-1A filed July 27, 2006. (File Nos. 333-134468 and 811-21904)

3.   Response  is  incorporated  by  reference  to  Registrant's   Pre-effective
     Amendment #2 to its Initial Registration Statement on Form N-1A filed August 8, 2006. (File Nos. 333-134468 and 811-21904)

4. Response is incorporated by reference to Registrant's Post-effective Amendment #1 to its Initial Registration Statement on Form N-1A filed November 29, 2006. (File Nos. 333-134468 and 811-21904)

Item 17.    Undertakings


      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.


      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED MDT SERIES, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 6th day of April, 2007.

                             FEDERATED MDT SERIES

                  By: /s/ Todd P. Zerega
                  Todd P. Zerega, Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME                                       TITLE                  DATE

By:   /s/ Todd P. Zerega            Attorney In Fact           April 6, 2007
      Todd P. Zerega                For the Persons
      ASSISTANT SECRETARY           Listed Below

NAME                                       TITLE

John F. Donahue*                         Trustee

J. Christopher Donahue*                  President and Trustee
                                         (Principal Executive Officer)

Richard A. Novak*                        Treasurer
                                         (Principal Financial Officer)

Thomas G. Bigley*                        Trustee

John T. Conroy, Jr.*                     Trustee

Nicholas P. Constantakis*                Trustee

John F. Cunningham*                      Trustee

Lawrence D. Ellis, M.D.*                 Trustee

Peter E. Madden*                         Trustee

Charles F. Mansfield, Jr.*               Trustee

John E. Murray, Jr., J.D., S.J.D.*       Trustee

Thomas M. ONeil*                        Trustee

Marjorie P. Smuts*                       Trustee

John S. Walsh*                           Trustee

James F. Will*                           Trustee

* By Power of Attorney